MANAGERS FUNDS

•      Value Fund

•      Capital Appreciation Fund

•      Small Company Fund

•      Special Equity Fund

•      International Equity Fund

•      Emerging Markets Equity Fund

•      Bond Fund

•      Global Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund or Managers Global Bond Fund (each a “Fund” and collectively the “Funds”), each a series of The Managers Funds and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

FUND	GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
Value Fund	Long-term capital appreciation from equity securities; income is the secondary objective

Invests principally in common and preferred stocks of medium and large U.S. companies; “medium companies” and “large companies” are companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2004, the capitalization range of companies included in the S&P 500 Index was between $901.8 million and $310.4 billion.

Seeks undervalued investments

Economic Risk Intelligence Risk Market Risk Mid-Capitalization Stock Risk Price Risk Sector Risk

Capital Appreciation Fund	Long-term capital appreciation from equity securities; income is the secondary objective

Invests principally in common and preferred stocks of medium and large U.S. companies; “medium companies” are companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index

Seeks investments in companies with the potential for long-term growth of earnings and/or cash flow as well as companies expected to exhibit rapid growth over shorter periods

Economic Risk Intelligence Risk Market Risk Mid-Capitalization Stock Risk Price Risk Sector Risk

Small Company Fund	Long-term capital appreciation from equity securities of small companies

Invests principally in common and preferred stocks of small companies

Invests at least 80% of its assets in small companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Intelligence Risk Liquidity Risk Market Risk Price Risk Small-Capitalization Stock Risk

Special Equity Fund	Long-term capital appreciation from equity securities of small- and medium-capitalization companies

Invests principally in common and preferred stocks of small and medium companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion and “medium companies” are companies that at the time of purchase are between $1 billion and $12 billion

Invests at least 80% of its assets in equity securities, i.e., common and preferred stocks

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Intelligence Risk Liquidity Risk Market Risk Mid-Capitalization Stock Risk Price Risk Small-Capitalization Stock Risk

FUND	GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
International Equity Fund	Long-term capital appreciation from foreign equity securities; income is the secondary objective

Invests at least 65% of its assets in common and preferred stocks of non-U.S. companies of any size

Invests at least 80% of its assets in equity securities, i.e., common and preferred stocks

Seeks to achieve returns from capital appreciation due to improvements in equity valuation and earnings growth

Currency Risk Economic Risk Foreign Securities Risk Intelligence Risk Liquidity Risk Market Risk Mid-Capitalization Stock Risk Political Risk Small-Capitalization Stock Risk

Emerging Markets Equity Fund	Long-term capital appreciation from emerging market equity securities

Invests 80% of its assets in common and preferred stocks of companies in emerging market and developing countries

Seeks to achieve returns from capital appreciation due to improvements in equity valuation and earnings growth

Currency Risk Economic Risk Emerging Markets Risk Foreign Securities Risk Intelligence Risk Liquidity Risk Market Risk Mid-Capitalization Stock Risk Political Risk Small-Capitalization Stock Risk

Bond Fund	High current income by investing primarily in fixed-income securities

Invests principally in investment grade debt securities of any maturity

Invests at least 80% of its assets in bonds (debt securities)

Seeks to achieve incremental return through analysis of relative credit and valuation of debt securities

Credit Risk Economic Risk Intelligence Risk Interest Rate Risk Liquidity Risk

Global Bond Fund	High total return, both through income and capital appreciation, by investing primarily in domestic and foreign fixed-income securities

Invests principally in investment grade debt securities of U.S. and foreign government, corporate and supranational organizations (such as the World Bank and the United Nations) of any maturity

Invests at least 80% of its assets in bonds (debt securities)

Seeks to achieve incremental return through credit analysis and anticipation of changes in interest rates within and among various countries

Credit Risk Currency Risk Economic Risk Emerging Markets Risk Foreign Securities Risk Intelligence Risk Interest Rate Risk Liquidity Risk Non-Diversified Fund Risk Political Risk

Principal Risk Factors

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk	The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody’s Investors Services, Inc. and Standard & Poor’s Corporation. Even if the likelihood of default is remote, changes in the perception of an institution’s financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated BBB/ Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Currency Risk	The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk	The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Risk	Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Foreign Securities Risk	Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

Intelligence Risk	Intelligence risk is a term created by Managers Investment Group LLC (the “Investment Manager” or “Managers”) to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate Risk

Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity.

Liquidity Risk	This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk	Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund’s portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund’s investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

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Mid-Capitalization Stock Risk	Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified Fund Risk	A Fund which is “non-diversified” can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk	Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Price Risk	As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Sector Risk	Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. Although a Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-Capitalization Stock Risk	Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Funds by showing each Funds’ year-by-year total returns and how the performance of the Funds has varied over the past 10 years or since the Funds’ inception. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

Annual Total Returns – Last Ten Calendar Years

MANAGERS VALUE FUND

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Annual Total Returns – Last Ten Calendar Years

MANAGERS CAPITAL APPRECIATION FUND

Annual Total Returns – Full Calendar Years Since Inception*

MANAGERS SMALL COMPANY FUND

*	Inception date was June 19, 2000

Annual Total Returns – Last Ten Calendar Years

MANAGERS SPECIAL EQUITY FUND – MANAGERS CLASS

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Annual Total Returns – Last Ten Calendar Years

MANAGERS INTERNATIONAL EQUITY FUND

Annual Total Returns – Full Calendar Years Since Inception*

MANAGERS EMERGING MARKETS EQUITY FUND

*	Inception date was February 9, 1998

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Annual Total Returns – Last Ten Calendar Years

MANAGERS BOND FUND

Annual Total Returns – Last Ten Calendar Years

MANAGERS GLOBAL BOND FUND

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The following table illustrates the risks of investing in the Fund by showing how each Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns (as of 12/31/04)(1)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Value Fund					10/31/84
Return Before Taxes	13.87%	4.55%	11.27%	11.91%
Return After Taxes on Distributions	13.67%	3.85%	8.67%	8.87%
Return After Taxes on Distributions and Sale of Fund Shares	9.02%	3.61%	8.51%	8.66%
S&P 500 Index(a) (before taxes)	10.88%	-2.30%	12.07%	13.19%

Capital Appreciation Fund					6/1/84
Return Before Taxes	5.14%	-13.41%	10.27%	12.15%
Return After Taxes on Distributions	5.14%	-13.88%	7.51%	8.41%
Return After Taxes on Distributions and Sale of Fund Shares	3.34%	-10.91%	7.60%	8.41%
S&P 500 Index(a) (before taxes)	10.88%	-2.30%	12.07%	13.45%

Small Company Fund					6/19/00
Return Before Taxes	12.73%	—	—	0.78%
Return After Taxes on Distributions	12.73%	—	—	0.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.28%	—	—	0.67%
Russell 2000 Index(a) (before taxes)	18.33%	6.61%	11.54%	6.35%

Special Equity Fund					6/1/84
Return Before Taxes	15.18%	2.78%	13.93%	14.05%
Return After Taxes on Distributions	15.18%	1.98%	12.59%	13.71%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	1.95%	11.68%	12.94%
Russell 2000 Index(a) (before taxes)	18.33%	6.61%	11.54%	11.41%

International Equity Fund					12/31/85
Return Before Taxes	15.17%	-2.16%	6.45%	10.08%
Return After Taxes on Distributions	14.91%	-2.73%	5.40%	7.87%
Return After Taxes on Distributions and Sale of Fund Shares	9.86%	-2.07%	5.12%	7.39%
MSCI EAFE Index(a)(b) (before taxes)	20.25%	-1.13%	5.62%	9.46%

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	1 Year	5 Years	10 Years	Since Inception	Inception Date
Emerging Markets Equity Fund					2/9/98
Return Before Taxes	28.85%	5.50%	—	9.95%
Return After Taxes on Distributions	28.09%	4.66%	—	9.30%
Return After Taxes on Distributions and Sale of Fund Shares	19.52%	4.24%	—	8.36%
MSCI Emerging Markets Free Index(a)(c) (before taxes)	25.95%	4.62%	3.30%	6.87%

Bond Fund					6/1/84
Return Before Taxes	5.14%	9.17%	9.68%	9.96%
Return After Taxes on Distributions	3.45%	6.79%	7.03%	6.12%
Return After Taxes on Distributions and Sale of Fund Shares	3.43%	6.41%	6.74%	5.98%
Lehman Bros. Govt/Credit Index(a) (before taxes)	4.19%	8.00%	7.80%	9.42%

Global Bond Fund					3/25/94
Return Before Taxes	9.62%	8.21%	7.08%	6.41%
Return After Taxes on Distributions	7.01%	6.43%	5.10%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares	6.72%	6.06%	4.92%	4.34%
Lehman Bros. Global Aggregate Bond Index(a) (before taxes)	9.27%	8.47%	7.75%	n/a

(a)	Reflects no deduction for fees, expenses or taxes.
(b)	Net dividends are reinvested.
(c)	Gross dividends are reinvested.
(1)	After-tax returns are calculated by USBancorp. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.

Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

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FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None

Redemption Fee (Global Bond Fund)*	1%

Redemption Fee
(Emerging Markets Equity Fund and International Equity Fund)*	2%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution (12b-l) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Expenses
Value Fund(1)(2)	0.75%	0.00%	0.63%	1.38%	-0.19%	1.19%
Capital Appreciation Fund(1)(3)	0.80%	0.00%	0.67%	1.47%	-0.18%	1.29%
Small Company Fund(4)	0.90%	0.00%	0.55%	1.45%	—	1.45%
Special Equity Fund(1) Managers Class	0.90%	0.00%	0.55%	1.45%	—	1.45%
International Equity Fund(1)(5)	0.90%	0.00%	0.80%	1.70%	-0.15%	1.55%
Emerging Markets Equity Fund(6)	1.15%	0.00%	0.72%	1.87%	-0.08%	1.79%
Bond Fund(7)	0.63%	0.00%	0.43%	1.06%	-0.07%	0.99%
Global Bond Fund(8)	0.70%	0.00%	0.79%	1.49%	-0.30%	1.19%

*	Applies to redemptions occurring within 60 days of purchase. See “Redemption Fees.”
(1)	Certain Funds have entered into arrangements with unaffiliated broker-dealers to pay a portion of such Funds’ expenses. In addition, all the Funds may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following Funds incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2004 in amounts less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2004 for the Funds were as follows: Value Fund 1.17%, Capital Appreciation Fund 1.27%, Special Equity Fund 1.42% and International Equity Fund 1.54%.
(2)	Managers has contractually agreed through May 1, 2006 to waive management fees as may be necessary to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.19% of the Fund’s net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because Managers’ obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.19% in certain circumstances.
(3)	Managers has contractually agreed through May 1, 2006 to waive management fees as may be necessary to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.29% of the Fund’s net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because Managers’ obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.29% in certain circumstances.
(4)	Managers has contractually agreed, through at least May 1, 2006, to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.45% subject to later reimbursement by the Fund in certain circumstances. See “The Managers Funds.”
(5)	Managers has contractually agreed through May 1, 2006 to waive management fees as may be necessary to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.55% of the Fund’s net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because Managers’ obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.55% in certain circumstances.

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(6)	Managers has contractually agreed, through at least May 1, 2006, to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.79% subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average assets. Because Managers’ obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.79% in certain circumstances.
(7)	Managers has contractually agreed, through at least May 1, 2006, to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 0.99% subject to later reimbursement by the Fund in certain circumstances. See “The Managers Funds.”
(8)	Managers has contractually agreed, through at least May 1, 2006, to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.19% subject to later reimbursement by the Fund in certain circumstances. See “The Managers Funds.”

Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Value Fund	121	418	737	1,641
Capital Appreciation Fund	150	427	725	1,572
Small Company Fund	148	459	792	1,735
Special Equity Fund	148	459	792	1,735
International Equity Fund	158	521	909	1,996
Emerging Markets Equity Fund	182	580	1,004	2,184
Bond Fund	101	330	578	1,288
Global Bond Fund	121	442	785	1.754

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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SUMMARY OF THE FUNDS

THE MANAGERS FUNDS

The Managers Funds is a mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

Managers Investment Group LLC (the “Investment Manager”), an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund’s investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 90 days of any such changes. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. MDI receives no compensation from the Funds for its services as distributor.

What am I investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

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VALUE FUND

Fund Facts

Objective	Long-term capital appreciation; income is the secondary objective

Investment Focus	Equity securities of medium and large U.S. companies

Benchmark	S&P 500 Index

Ticker Symbol	MGIEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective. The Fund’s objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2004, the range of market capitalizations for the S&P 500 Index was $901.8 million to $310.4 billion.

The Fund’s assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other asset manager invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both asset managers expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Armstrong Shaw Associates Inc. (“Armstrong Shaw”) and Osprey Partners Investment Management, LLC (“Osprey Partners”) each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2004 Armstrong Shaw had assets under management of approximately $7.2 billion. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

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Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2004, Osprey Partners had assets under management of approximately $3.0 billion. John W. Liang, Chief Investment Officer/Managing Partner of Osprey, and Russell S. Tompkins, Managing Partner and Chief Operating Officer co-manage portion of the Fund managed by Osprey. Mr. Liang is a Managing Partner and the Chief Investment Officer of Osprey, positions he has held since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management. Mr. Tompkins is a Managing Partner of, and a portfolio manager for, Osprey, positions he has held since 1998.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.75% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.19% of the Fund’s average daily net assets, provided that the amount of fees waived will not exceed 0.25% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.19% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

14

CAPITAL APPRECIATION FUND

Fund Facts

Objective	Long-term capital appreciation; income is the secondary objective

Investment Focus	Equity securities of medium and large U.S. companies

Benchmark	S&P 500 Index

Ticker Symbol	MGCAX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2004, the range of market capitalizations for the S&P 500 Index was $901.8 million to $310.4 billion.

The Fund’s assets currently are allocated between two asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Both asset managers emphasize a growth approach to investing, that is, each selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. One asset manager is typically, though not exclusively, attempting to identify companies expected to exhibit explosive earnings growth in the near term. The other asset manager is typically, though not exclusively, attempting to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. One asset manager expects to generate returns almost exclusively from capital appreciation due to earnings growth, while the other manager expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market’s valuation of that stock. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company’s future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for some additional returns through medium- to large-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

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Portfolio Management of the Fund

Essex Investment Management Company, LLC (“Essex”) and Bramwell Capital Management, Inc. (“Bramwell”) each manage a portion of the Fund.

Essex has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2004, Essex had assets under management of approximately $5.7 billion. Stephen Cutler, Malcolm MacColl and David Goss jointly manage the portion of the assets of the Managers Capital Appreciation Fund managed by Essex. Mr. Cutler is the President of, and a portfolio manager for, Essex, positions he has held since 1989. Mr. MacColl has been a portfolio manager for Essex since 1994. Mr. Goss is a Vice President of, and a portfolio manager for, Essex, positions he has held since 2004. Mr. Goss was a portfolio manager for Alliance Capital Management, L.P. from 1999 to 2004.

Bramwell has managed a portion of the Fund since June 2003. Bramwell, located at 745 Fifth Avenue, New York, New York, was founded in 1994. As of December 31, 2004, Bramwell had assets under management of approximately $ 336 million.

Elizabeth Bramwell is the portfolio manager for the portion of the Fund managed by Essex. She has been the President of, and a portfolio manager for, Bramwell, since 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers Investment Group LLC of 0.80% of the average daily net assets of the Fund. Managers Investment Group LLC, in turn, pays a portion of this fee to Essex and Bramwell.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.29% of the Fund’s average daily net assets, provided that the amount of fees waived will not exceed 0.25% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.29% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

16

SMALL COMPANY FUND

Fund Facts

Objective	Long-term capital appreciation

Investment Focus	Equity securities of small companies

Benchmark	Russell 2000 Index

Ticker Symbol	MSCFX

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small companies. This policy may not be changed without providing shareholders 60 days notice. The term “small companies” refers to companies with capitalizations that at the time of purchase are less than $2.5 billion. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund’s capitalization limits.

The Fund’s assets currently are managed by a single asset manager. The asset manager focuses exclusively on stocks of small companies whose businesses are expanding. The asset manager seeks to identify companies expected to exhibit rapid earnings growth and to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. The asset manager examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset manager, thus, expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small company equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Kalmar Investment Advisers (“Kalmar”) manages the entire Fund and has managed at least a portion of the Fund since the Fund’s inception.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware Business Trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2004, the two Kalmar organizations had assets under management totaling approximately

17

$1.7 billion in small company stocks. Ford B. Draper, Jr., Mr. Dana Walker and Mr. Gregory Hartley jointly manage the Fund. Mr. Draper is the President and Chief Investment Officer of Kalmar, a position he has held since 1982. Mr. Walker has been a portfolio manager for Kalmar since 1997. Mr. Hartley has been a portfolio manager for Kalmar since 1997. Kalmar is 100% employee owned.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.90% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Kalmar.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.45% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

18

SPECIAL EQUITY FUND

Fund Facts

Objective	Long-term capital appreciation

Investment Focus	Equity securities of small- and medium-sized U.S. companies

Benchmark	Russell 2000 Index

Ticker Symbol	MGSEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies. Small capitalization companies are companies with capitalizations that at the time of purchase are less than $2.5 billion, and medium capitalization companies as companies with capitalizations that at the time of purchase are between $1 billion and $12 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

The Fund’s assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell a security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

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Portfolio Management of the Fund

Donald Smith & Co., Inc. (“Donald Smith”), Kern Capital Management LLC (“Kern”), Veredus Asset Management Company, LLC (“Veredus”), Skyline Asset Management, L.P. (“Skyline”) and Westport Asset Management, Inc. (“Westport”) each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. As of December 31, 2004, Donald Smith had approximately $ 2.8 billion in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of, and a portfolio manager for, Donald Smith, since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2004, Kern had assets under management of approximately $1.8 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm’s formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky, was founded in 1998. As of December 31, 2004, Veredus had assets under management of approximately $1.9 billion. The portion of the assets of the Fund managed by Veredus is jointly managed by three Portfolio Managers. The three Portfolio Managers have an average of 18 years experience managing small-cap growth stocks and include: B. Anthony Weber is the President/Chief Investment Officer of, and portfolio manager for, Veredus, positions he has held since 1998 and is the lead portfolio manager. Charles P. McCurdy Jr., CFA is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Charles F. Mercer Jr., CFA, is a Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2004, Skyline had assets under management of approximately $1.7 billion. The day-to-day management of the portion of the Fund managed by Skyline will be divided among the three members of the investment and research team of Skyline: Mr. William F. Fiedler, Mr. Michael Maloney and Mr. Mark N. Odegard. Mr. Fiedler has been a portfolio manager and partner of Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has been a portfolio manager of, and a partner of, Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. Mr. Mark N. Odegard has been a portfolio manager of, and a partner of, Skyline since 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2004, Westport had assets under management of approximately $1.4 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport, and has acted in those capacities for the firm since 1997. Prior to joining the firm, he had been a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.90% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Donald Smith, Kern, Veredus, Skyline and Westport.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

20

INTERNATIONAL EQUITY FUND

Fund Facts

Objective	Long-term capital appreciation; income is the secondary objective

Investment Focus	Equity securities of non-U.S. companies

Benchmark	MSCI EAFE Index

Ticker Symbol	MGITX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund’s secondary objective. The Fund’s objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size. The Fund primarily invests in securities of issuers in developed countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

The Fund’s assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region’s population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through international equities in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

21

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Lazard Asset Management LLC (“Lazard”), Bernstein Investment Research and Management (“Bernstein”) and Wellington Management Company, LLP (“Wellington”) each manage a portion of the Fund.

Lazard has managed a portion of the Fund since September 2003. Lazard, located at 30 Rockefeller Plaza, New York, New York, was founded in 1848. As of December 31, 2004, Lazard had assets under management in excess of $ 76.5 billion. William E. Holzer is the portfolio manager for the portion of the Fund managed by Lazard. He is a Director of, and a portfolio manager for, Lazard, positions he has held with the firm since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche Investment Management Americas, Inc. (“Deutsche”), from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund’s assets allocated to Deutsche.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962. As of December 31, 2004, Alliance Capital Management L.P. had approximately $ 539 billion in assets under management. Kevin F. Simms is a co-Chief Investment Officer of, and a portfolio manager for, Bernstein. He is the Chief Investment Officer of Global and International Value Equities since 2000. From 1998 to 2000, Mr. Simms served as Director of Research – Emerging Markets Value. Mr. Simms has been with Bernstein since 1992.

Wellington has managed a portion of the Fund since September 2004. Wellington is located at 75 State Street, Boston, Massachusetts. As of December 31, 2004, Wellington had assets under management of approximately $ 469.9 billion. The portion of the Fund managed by Wellington is managed by Wellington’s International Growth Team, comprised of portfolio managers Mr. Jean-Marc Berteaux and Mr. Andrew S. Ofitt. The team is supported by the research efforts of over 50 industry and regional analysts. Mr. Berteaux is a Vice President of, and portfolio manager for, Wellington and has been an investment professional with the firm since 2001. Prior to that, Mr. Berteaux was a Vice President of, and a senior equity analyst for, John Hancock Funds, LLC from 1998 to 2001. Mr. Ofitt is a Senior Vice President of, and a portfolio manager for, Wellington and has been an investment professional with the firm since 1997.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.90% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Lazard, Bernstein and Wellington.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.55% of the Fund’s average daily net assets, provided that the amount of fees waived will not exceed 0.25% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.55% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

22

EMERGING MARKETS EQUITY FUND

Fund Facts

Objective	Long-term capital appreciation

Investment Focus	Equity securities of emerging market or developing countries

Benchmark	MSCI Emerging Markets Free Index

Ticker Symbol	MEMEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East; this policy may not be changed without providing shareholders 60 days notice. The Fund may invest in companies of any size.

Currently, the asset manager of the Fund seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the asset manager assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The asset manager then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company’s future growth potential or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

•	Have an investment time horizon of seven years or more

This Fund may not be suitable if you:

•	Are seeking a conservative risk investment

•	Are investing with a shorter time horizon in mind

•	Are seeking stability of principal or current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Portfolio Management of the Fund

Rexiter Capital Management Limited (“Rexiter”) manages the Fund. Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund’s inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James’ Square, London, England, was founded in 1997. As of December 31, 2004, Rexiter had assets under management of approximately $1.9 billion. Kenneth King and Murray Davey co-manage the Fund. Mr. King is the Chief Investment Officer of Rexiter, a position he has held since the firm’s formation. Prior to joining the firm, he had been the head of Emerging Markets at Kleinwort Benson Investment since 1992. Mr. Davey is a Senior Portfolio Manager of Rexiter, a position he has held since the firm’s formation.

23

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 1.15% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Rexiter.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.79% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.79% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

24

BOND FUND

Fund Facts

Objective	High current income

Investment Focus	Fixed-income securities

Benchmark	Lehman Bros. Govt/Credit Index

Ticker Symbol	MGFIX

Objective

The Fund’s objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities); this policy may not be changed without providing shareholders 60 days notice. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

In deciding which securities to buy and sell, the asset manager will consider, among other things, the financial strength of the issuer of the security, current interest rates, the asset manager’s expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments.

Three themes typically drive the Fund’s investment approach. First, the asset manager generally seeks fixed-income securities of issuers whose credit profiles the asset manager believes are improving. Second, the Fund makes significant use of securities whose price changes may not have a direct correlation with changes in interest rates. The asset manager believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in this type of securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the asset manager analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and increase your tax liability.

The asset manager generally prefers securities that are protected against calls (early redemption by the issuer).

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of four years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

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Portfolio Management of the Fund

Loomis, Sayles & Company, L.P. (“Loomis, Sayles”) manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2004, Loomis, Sayles had assets under management of approximately $63.1 billion. Daniel J. Fuss is the portfolio manager for the Fund. He is a Managing Director of Loomis, Sayles, a position he has held since 1976.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.625% of the average daily net assets of the Fund. Managers Investment Group LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 0.99% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Manager, the compensation of the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares is available in the Funds’ SAI.

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GLOBAL BOND FUND

Fund Facts

Objective	Income and capital appreciation

Investment Focus	High quality foreign and domestic fixed-income securities

Benchmark	Lehman Brothers Global Aggregate Index

Ticker Symbol	MGGBX

Objective

The Fund’s objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities. The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities); this policy may not be changed without providing shareholders 60 days notice. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, supranational organizations such as the World Bank and the United Nations. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

The Fund’s assets currently are managed by a single asset manager. The asset manager primarily selects investments with the goal of enhancing the Fund’s overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. The asset manager may utilize forward foreign currency contracts in order to adjust the Fund’s allocation in foreign currencies.

The asset manager does not manage this Fund to maintain any given average duration. This gives the manager flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund’s average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. A security is typically sold if the asset manager believes the security is overvalued based on its credit, country or duration.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund’s asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional global fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of three years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with currency and political risk

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

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Portfolio Management of the Fund

Loomis, Sayles & Company, L.P. (“Loomis, Sayles”) has managed the entire Fund since March 2002.

Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2004, Loomis, Sayles had assets under management of approximately $63.1 billion. Kenneth M. Buntrock and David W. Rolley co-manage the Fund. Mr. Buntrock is a Vice President of, and a Portfolio Manager for, Loomis, Sayles, positions he has held since 1997. Mr. Rolley is a Vice President of, and a Portfolio Manager for, Loomis, Sayles, positions he has held since 1994.

The Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.70% of the average daily net assets of the Fund. Managers Investment Group LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.19% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.19% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

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MANAGERSCHOICE®

MANAGERSCHOICE® PROGRAM

ManagersChoice® is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersinvest.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

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ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund or Global Bond Fund, for which these risks are principal risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds’ shares.

Initial Public Offerings Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

High-Yield Bonds Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as “junk bonds.” High-yield bonds are debt securities rated below BBB by Standard & Poor’s Corporation or Baa3 by Moody’s Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

•	the risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

•	issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

When–Issued Securities Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

U.S. Government Securities Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Bank (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

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A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

•	Despite statistics, the risks of any action are different for every person and may change as a person’s circumstances change;

•	Everybody’s perception of reward is different; and

•	High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

Principal Risk Factors in the Risk/Return Summary detail the principal risks of investing in the Funds. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Prepayment Risk

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Specific Risk

This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

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An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

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ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past fiscal periods. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Financial Highlights

For a share of capital stock outstanding throughout the year

	Managers Value Fund
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$26.24	$20.69	$27.45	$27.73	$27.50

Income from Investment Operations:
Net investment income	0.17	0.11	0.15	0.09	0.17
Net realized and unrealized gain (loss) on investments	3.47	5.56	(6.65)	0.70	2.45

Total from investment operations	3.64	5.67	(6.50)	0.79	2.62

Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.12)	(0.16)	(0.08)	(0.17)
Net realized gain on investments	—	—	(0.10)	(0.99)	(2.22)

Total distributions to shareholders	(0.15)	(0.12)	(0.26)	(1.07)	(2.39)

Net Asset Value, End of Year	$29.73	$26.24	$20.69	$27.45	$27.73

Total Return	13.87%	27.39%	(23.79)%	2.92%	9.80%

Ratio of net expenses to average net assets	1.22%	1.27%	1.28%	1.25%	1.30%
Ratio of total expenses to average net assets	1.38%[4]	1.42%[4]	1.35%	1.35%	1.38%
Ratio of net investment income to average net assets	0.62%	0.59%	0.60%	0.43%	0.61%
Portfolio turnover	39%	40%	53%	147%	153%
Net assets at end of year (000’s omitted)	$119,547	$100,720	$48,001	$63,628	$57,300

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Financial Highlights

For a share of capital stock outstanding throughout the year

	Managers Capital Appreciation Fund
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$25.46	$20.36	$29.29	$42.79	$61.12

Income from Investment Operations:
Net investment loss	(0.07)	(0.16)	(0.28)	(0.25)	(0.42)
Net realized and unrealized gain (loss) on investments	1.38	5.26	(8.65)	(13.25)	(13.25)

Total from investment operations	1.31	5.10	(8.93)	(13.50)	(13.67)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	(4.66)

Net Asset Value, End of Year	$26.77	$25.46	$20.36	$29.29	$42.79

Total Return	5.14%	25.05%	(30.49)%	(31.55)%	(22.20)%

Ratio of net expenses to average net assets	1.34%	1.33%	1.39%	1.34%	1.23%
Ratio of total expenses to average net assets	1.47%[4]	1.52%[4]	1.43%	1.40%	1.26%
Ratio of net investment loss to average net assets	(0.26)%	(0.67)%	(1.07)%	(0.75)%	(0.82)%
Portfolio turnover	79%	109%	141%	265%	306%

Net assets at end of year (000’s omitted)	$98,347	$110,903	$107,545	$186,876	$286,515

	Managers Small Company Fund
	2004	2003	2002	2001	2000*
Net Asset Value, Beginning of Period	$9.19	$6.40	$8.16	$9.29	$10.00

Income from Investment Operations:
Net investment loss	(0.08)	(0.09)	(0.13)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	1.25	2.88	(1.63)	(1.06)	(0.70)

Total from investment operations	1.17	2.79	(1.76)	(1.13)	(0.71)

Net Asset Value, End of Period	$10.36	$9.19	$6.40	$8.16	$9.29

Total Return	12.73%	43.59%	(21.57)%	(12.16)%	(7.10)%[2]

Ratio of net expenses to average net assets	1.45%	1.45%	1.40%	1.30%	1.30%[3]
Ratio of total expenses to average net assets	1.43%[4]	1.50%[4]	1.70%	1.71%	1.72%[3]
Ratio of net investment loss to average net assets	(1.05)%	(1.20)%	(1.17)%	(0.92)%	(0.45)%
Portfolio turnover	18%	48%	134%	95%	55%[2]
Net assets at end of period (000’s omitted)	$27,629	$18,750	$12,610	$26,764	$25,705

*	Commencement of operations was June 19, 2000.

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Financial Highlights

For a share of capital stock outstanding throughout the year

	Managers Special Equity Fund - Managers Class
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$78.48	$55.08	$70.59	$76.82	$91.42

Income from Investment Operations:
Net investment loss	(0.56)	(0.43)	(0.34)	(0.18)	(0.12)
Net realized and unrealized gain (loss) on investments	12.50	23.83	(15.17)	(6.05)	(2.71)

Total from investment operations	11.94	23.40	(15.51)	(6.23)	(2.83)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	(11.77)

Net Asset Value, End of Year	$90.42	$78.48	$55.08	$70.59	$76.82

Total Return	15.18%	42.50%	(21.98)%	(8.07)%	(2.56)%

Ratio of net expenses to average net assets	1.40%	1.43%	1.31%	1.29%	1.26%
Ratio of total expenses to average net assets	1.45%[4]	1.46%[4]	1.32%	1.30%	1.26%
Ratio of net investment loss to average net assets	(0.69)%	(0.72)%	(0.56)%	(0.27)%	(0.16)%
Portfolio turnover	68%	64%	67%	62%	69%
Net assets at end of year (000’s omitted)	$3,415,003	$3,279,318	$2,020,821	$2,295,234	$2,132,376

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Financial Highlights

For a share of capital stock outstanding throughout the year

	Managers International Equity Fund
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$41.13	$31.22	$37.61	$49.38	$58.71

Income from Investment Operations:
Net investment income	0.27	0.34	0.19	0.20 [3]	0.27
Net realized and unrealized gain (loss) on investments	5.96	10.04	(6.48)	(11.72)[3]	(5.38)
Total from investment operations	6.23	10.38	(6.29)	(11.52)	(5.11)

Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.47)	(0.10)	(0.25)	(0.24)
Net realized gain on investments	—	—	—	—	(3.98)
Total distributions to shareholders	(0.31)	(0.47)	(0.10)	(0.25)	(4.22)

Net Asset Value, End of Year	$47.05	$41.13	$31.22	$37.61	$49.38

Total Return	15.17%	33.21%	(16.71)%	(23.35)%	(8.46)%

Ratio of net expenses to average net assets	1.62%	1.72%	1.54%	1.45%	1.41%
Ratio of total expenses to average net assets	1.70%[4]	1.73%	1.56%	1.46%	1.42%
Ratio of net investment income to average net assets	0.57%	0.70%	0.54%	0.46%[3]	0.42%
Portfolio turnover	93%	80%	132%	108%	99%
Net assets at end of year (000’s omitted)	$234,061	$266,611	$362,561	$560,602	$656,630

	Managers Emerging Markets Equity Fund
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$13.26	$8.80	$9.56	$9.63	$14.67

Income from Investment Operations:
Net investment income (loss)	0.08	0.01	0.03	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	3.74	4.50	(0.79)	(0.04)	(3.90)

Total from investment operations	3.82	4.51	(0.76)	(0.05)	(3.94)

Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.05)	—	—	—
Net realized gain on investments	(0.52)	—	—	(0.02)	(1.10)

Total distributions to shareholders	(0.58)	(0.05)	—	(0.02)	(1.10)

Net Asset Value, End of Year	$16.50	$13.26	$8.80	$9.56	$9.63

Total Return	28.85%	51.20%	(7.95)%	(0.57)%	(26.69)%

Ratio of net expenses to average net assets	1.85%	1.99%	1.97%	1.94%	1.98%
Ratio of total expenses to average net assets	1.87%[4]	1.97%[4]	2.18%	2.36%	2.48%
Ratio of net investment income (loss) to average net assets	0.67%	0.08%	0.32%	(0.09)%	(0.34)%
Portfolio turnover	58%	79%	68%	69%	40%
Net assets at end of year (000’s omitted)	$63,567	$36,728	$22,211	$15,202	$12,390

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Financial Highlights

For a share of capital stock outstanding throughout the year

	Managers Bond Fund
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$24.58	$23.44	$22.32	$21.75	$21.45

Income from Investment Operations:
Net investment income	0.80	1.08	1.24	1.44	1.49
Net realized and unrealized gain on investments	0.30	1.40	1.12	0.60	0.48
Total from investment operations	1.10	2.48	2.36	2.04	1.97

Less Distributions to Shareholders from:
Net investment income	(0.93)	(1.11)	(1.24)	(1.45)	(1.50)
Net realized gain on investments	(0.17)	(0.23)	—	(0.02)	(0.17)
Total distributions to shareholders	(1.10)	(1.34)	(1.24)	(1.47)	(1.67)

Net Asset Value, End of Year	$24.58	$24.58	$23.44	$22.32	$21.75

Total Return	5.14%	10.77%	10.98%	9.64%	9.44%

Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	1.18%	1.19%
Ratio of total expenses to average net assets	1.06%[4]	1.09%[4]	1.17%	1.18%	1.20%
Ratio of net investment income to average net assets	3.65%	4.50%	5.55%	6.45%	6.91%
Portfolio turnover	16%	73%	24%	16%	10%
Net assets at end of year (000’s omitted)	$259,210	$179,641	$128,341	$66,817	$51,383

	Managers Global Bond Fund
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$22.19	$20.58	$17.97	$18.98	$19.44

Income from Investment Operations:
Net investment income	0.65	0.80	0.81	0.57 [3]	0.72
Net realized and unrealized gain (loss) on investments	1.49	3.43	2.57	(1.33)[3]	(1.06)
Total from investment operations	2.14	4.23	3.38	(0.76)	(0.34)

Less Distributions to Shareholders from:
Net investment income	(1.34)	(2.09)	(0.55)	—	(0.12)
Net realized gain on investments	(0.61)	(0.53)	(0.22)	(0.25)	—
Total distributions to shareholders	(1.95)	(2.62)	(0.77)	(0.25)	(0.12)

Net Asset Value, End of Year	$22.38	$22.19	$20.58	$17.97	$18.98

Total Return	9.62%	20.69%	18.85%	(4.10)%	(1.62)%

Ratio of net expenses to average net assets	1.29%	1.68%	1.55%	1.45%	1.47%
Ratio of total expenses to average net assets	1.49%[4]	1.68%	1.56%	1.46%	1.50%
Ratio of net investment income to average net assets	2.73%	3.48%	4.01%	2.87%[4]	4.07%
Portfolio turnover	130%	152%	220%	244%	176%
Net assets at end of year (000’s omitted)	$36,454	$32,307	$19,746	$19,879	$22,723

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Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Not annualized.
[2]	Annualized.
[3]	Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the year ended December 31, 2001 on International Equity and Global Bond was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $0.01 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity and Global Bond would have been 0.46% and 3.08%, respectively. Per share date, ratios and supplemental data for prior periods have not been restated to reflect this change.
[4]	Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non- reimbursable expenses such as interest and taxes.

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YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Share Classes of Special Equity Fund

In addition to the class of shares offered by this prospectus, Special Equity Fund also offers Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not available through this prospectus. Although they represent investments in the same portfolio of securities, each class of shares of Special Equity Fund has different expenses and will likely have different share prices.

The Fund’s Institutional Class shares are designed to have lower operating expenses than the class of Fund shares offered by this prospectus, but Institutional Class shares do have higher investment minimums.

Gall 800.835.3879 for more information about the Fund’s Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

Fair Value Policy

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, a Fund’s investment may be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Funds. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. For Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund, portfolio securities that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Funds’ fair value procedures.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. dollars. “Starter” checks will not be accepted for the initial investment in the Funds or for any additional investment amounts.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice®:

	Managers Funds		ManagersChoice®
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Accounts	$2,000	$100	$50,000	$500
Traditional IRA	1,000	100	50,000	500
Roth IRA	1,000	100	50,000	500
Education	1,000	100	50,000	500
SEP IRA	1,000	100	50,000	500
SIMPLE IRA	1,000	100	50,000	500

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The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time. Additionally, the Funds (with the exception of International Equity Fund, Emerging Markets Equity Fund and Global Bond Fund, which have adopted a redemption fee) or the Distributor may, in their discretion, request reimbursement from shareholder accounts that are involved in excessive trading. The costs to be borne by shareholders deemed to be involved in excessive trading by the Funds or the Distributor include, but are not limited to: 1) bank wire fees incurred by the Funds in order to facilitate the transfer of shareholder purchases and redemptions, and 2) sub-transfer agent recordkeeping fees associated with excessive trading.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee’s account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds once you have established an account with The Managers Funds (the “Trust”). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

Managers Funds	Managers Choice®
By Mail

To open your account, complete and sign the account application and make your check payable to Managers. Mail the check and account application to: Managers, c/o PFPC, PO Box 9769, Providence, RI 02940-9767

To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

To open your account, complete and sign the account application and make your check payable to Managers. Mail the check and account application to: Managers, c/o PFPC Brokerage Services, Inc., P.O. Box 9847, Providence, RI 02940

To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Portfolio name on your check.

By Telephone

After establishing this option on your account, call the Fund at (800) 548-4539. The minimum additional investment is $100.	After establishing this option on your account, call a client service representative at (800) 358-7668.

By Wire

Call the Fund at (800) 548-4539. Instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, PA, ABA#031000053; FFC To: 8614972935; Managers Funds: Attn: Control Department; FBO Indicate Fund and Account #. Please be aware that your bank may charge you a fee for this service.	Call the Fund at (800) 358-7668. Please be aware that your bank may charge you a fee for this service.

By Internet

If your account has already been established, see our website at http://www.managersinvest.com. The minimum additional investment is $100.	Not available.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

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HOW TO SELL SHARES

Managers Funds	ManagersChoice®
By Mail

Write a letter of instruction containing:

•      the name of the Fund(s)

•      dollar amount or number of shares to be redeemed

•      your name

•      your account number(s)

•      signatures of all account owners

and mail the written instructions to Managers, PFPC, P.O. Box 9769, Providence, Rhode Island 02940-9767

Write a letter of instruction containing:

•      the name of the Portfolio(s)

•      dollar amount or number of shares to be redeemed

•      your name

•      your account number(s)

•      signatures of all account owners

and mail the written instructions to Managers, c/o PFPC Brokerage Services, Inc., P.O. Box 9847, Providence, Rhode Island 02940.

By Telephone

After establishing this option on your account, call the Fund at 800.548.4539.	After establishing this option on your account, call a client service representative at 800.358.7668.

Telephone redemptions are available only for redemptions which are below $50,000.	Telephone Redemptions are available only for redemptions which are below $50,000 per Fund or $100,000 per Portfolio.

By Internet	Not available.

See our website at http://www.managersinvest.com.

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds’ Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For The Managers Funds: Redemptions of $50,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. Only the STAMP2000 Medallion imprint will be accepted as valid. A notary public cannot provide a signature guarantee. Each account holder’s signature must be guaranteed.

For ManagersChoice®: All redemptions greater than $100,000 per Portfolio or $50,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A guarantor institution is a financial institution, which guarantees a signature. Only the STAMP2000 Medallion imprint will be accepted as valid. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

REDEMPTION FEES

Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund (each, an “International Fund”) will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:

Fund	Redemption Fee
Managers International Equity Fund	2.00%
Managers Emerging Markets Equity Fund	2.00%
Managers Global Bond Fund	1.00%

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of shares of an International Fund are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the International Funds and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of an International Fund purchased by automatic reinvestment of dividends or capital gains distributions or to shares purchased through the ManagersChoice® Program. The Redemption Fee will not apply to (1) redemptions of shares purchased through reinvestment of dividend or capital gain distributions, (2) redemptions under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), and (3) redemptions of shares purchased through the ManagersChoice® Program. The Redemption Fee will

41

only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ advance notice to shareholders.

INVESTOR SERVICES

Automatic Reinvestment Plan Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege Allows you to exchange your shares of the Fund for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms as any new investment in that fund. The Funds reserve the right to discontinue, alter or limit the Exchange Privilege at any time upon 60 days advance notice to the shareholders. Note: Individual Fund exchanges are not permitted in the ManagersChoice® Program. Please consult your investment advisor for more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice® account directly from a designated bank account.

ManagersChoice® Statement Fee An annual fee of $35 will be deducted from any ManagersChoice® account that is less than $250,000. Such fee may be waived or modified at the sole discretion of Managers.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more from any ManagersChoice account into a designated bank account.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing” because such activities may be disruptive to the management of the Funds’ portfolios and may increase Fund expenses and negatively impact the Funds’ performance. Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by these Funds. As described above, the Funds have adopted fair value procedures to minimize these risks. Managers Small Company Fund and Managers Special Equity Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors who believe that these securities present price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Funds accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds’ transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Funds and its shareholders. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Funds and may be rejected by the Funds on the next business day following receipt by the financial intermediary.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seek to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

42

OTHER OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

Each Fund reserves the right to:

•	redeem an account if the value of the account falls below $500 due to redemptions;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days advance notice to shareholders or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each of the Equity Funds, are normally declared and paid annually. Capital gain distributions, if any, for each of the Equity Funds, are normally declared and paid annually in December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly. Income dividends, if any, for the Global Bond Fund are normally declared and paid annually. Capital gain distributions, if any, for each of the Income Funds are normally declared and paid annually in December.

TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

43

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

44

APPENDIX A

DESCRIPTION OF INDEXES

S&P 500 Index

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor’s for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. As of December 31, 2004, the range of market capitalizations for the S&P 500 Index was $901.8 million to $310.4 billion.

Russell 2000® Index

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of December 31, 2004, the average market capitalization was approximately $855 million; the median market capitalization was approximately $465 million. As of December 31, 2004, the range of market capitalizations for the Russell 2000 Index was $59 million to $3.6 billion.

MSCI EAFE Index

Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market — because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Free Index

Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market — because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The EMF (Emerging Markets Free) Index includes the following emerging countries: Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey, and Venezuela.

Lehman Brothers Government/Credit Index

The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers Global Aggregate Bond Index

The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

45

FOR MORE INFORMATION

Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1.800.835.3879

By Mail:	Managers
800 Connecticut Avenue Norwalk, CT 06854

On the Internet:	Electronic copies are available on our website at http://www.managersinvest.com

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. Information about the Funds including each Fund’s current Statement of Additional Information and Annual and Semi-Annual Report is on file with the Securities and Exchange Commission. Each Fund’s Statement of Additional Information is incorporated by reference herein (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-3752

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THE MANAGERS FUNDS

VALUE FUND

CAPITAL APPRECIATION FUND

SMALL COMPANY FUND

SPECIAL EQUITY FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

BOND FUND

GLOBAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2005

You can obtain a free copy of the Prospectus of any of these Funds by calling Managers Investment Group LLC (the “Investment Manager” or “Managers”) at (800) 548-4539. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ended December 31, 2004 included in the Funds’ Annual Report for the fiscal year ended December 31, 2004 are incorporated into this Statement of Additional Information by reference (meaning such documents are legally part of this Statement of Additional Information). The Annual Report is available without charge by calling Managers at (800) 548-4539.

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GENERAL INFORMATION

This Statement of Additional Information relates to Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund and Managers Global Bond Fund (each a “Fund”, and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of The Managers Funds, a no-load mutual fund family formed as a Massachusetts business trust (the “Trust”). The Trust was organized on November 23, 1987.

This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current Prospectus. The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, CT 06854. Unlike other mutual funds which employ a single manager to manage their portfolios, several of the Funds employ a multi-manager investment approach which achieves added diversification within a Fund’s portfolio.

Managers, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these independent, external Subadvisors and researches any potential new Subadvisors for the Fund family. See “Management of the Funds.”

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT OBJECTIVES AND POLICIES

The following is additional information regarding the investment policies used by the Funds in an attempt to achieve their respective objectives. Each Fund is an open-end, diversified management investment company, with the exception of Managers Global Bond Fund which is an open-end, non-diversified management investment company.

Managers Small Company Fund (the “Small Company Fund”) invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

Managers Special Equity Fund (the “Special Equity Fund”) and Managers International Equity Fund (the “International Equity Fund”) each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund may not change this policy without providing its shareholders at least 60 days’ prior written notice.

Managers Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”) invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may not be changed without providing shareholders of the Fund at least 60 days’ prior written notice.

Managers Bond Fund (the “Bond Fund”) and Managers Global Bond Fund (the “Global Bond Fund”) each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. Each Fund may not change the policy without providing shareholders at least 60 days’ prior written notice.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities that may be purchased by the Funds. Also see “Quality and Diversification Requirements of the Funds.”

(1) Asset-Backed Securities. Each Fund may invest in securities referred to as asset-backed securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2) Cash Equivalents. Each Fund may invest in cash equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Each Fund may invest in bankers’ acceptances. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers’ acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Each Fund may invest in certificates of deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers. A Fund may not purchase foreign commercial paper subject to foreign withholding tax at the time of purchase.

Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus interest at a mutually agreed upon rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements with a term of more than seven (7) days.

Repurchase agreements are subject to certain risks. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

(3) Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon between the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

(4) Eurodollar Bonds. Each Fund may invest in Eurodollar bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

European Currency Unit Bonds. Each Fund may invest in European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units (“ECU”s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member’s currencies.

(5) Foreign Currency Considerations. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, a Fund’s income from foreign currency denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and on a future date. The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be a “cross-currency” contract. A cross-currency contract is a contract which is denominated in currency other than U.S. dollars.

If a Fund enters into a forward currency exchange contract, the Fund’s custodian will segregate cash or marketable securities in an amount not less than the value of the Fund’s total assets committed to these contracts. Generally, a Fund will not enter into contracts that settle more than ninety (90) days later. A Fund may close out a currency contract position by entering into an offsetting currency contract with the counterparty to the original contract which may result in a gain or a loss.

The use of currency contracts entails certain risks. Currency markets may not move as predicted or a Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

(6) Emerging Market Securities. All the risks associated with investing in non-U.S. securities are further magnified when investing in emerging markets because these markets tend to have even less developed economic, monetary, banking, financial markets, legal, custody, financial reporting, auditing, social and political systems.

(7) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(8) Inverse Floating Obligations. The Bond Fund and the Global Bond Fund may invest up to 25% of each Fund’s total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(9) Investment Company Securities. Each Fund may purchase shares of other investment companies. For example, because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies’ portfolio securities and are subject to limitations under the 1940 Act.

(10) Mortgage-Related Securities. Mortgage-related securities, also known as “pass-throughs”, are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMO”s) are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

Some mortgage-related securities are “Interest Only” or “IOs” which receive only the interest paid on the underlying pools of holders or “Principal Only” or “POs” whose interest in the underlying pools is limited to their principal. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

There are certain risks associated with mortgage-related securities such as prepayment risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages.

(11) Municipal Bonds. Each Fund may invest in three types of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(12) Obligations of Domestic and Foreign Banks. Each Fund may purchase obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

(13) Futures Contracts. When a Fund enters into a futures contract, it agrees to buy or sell the contract’s underlying instrument at a future date and agreed upon price. The Fund deposits and maintains initial margin equal to a specified percentage of the value of the contract until the contract is closed out. A Fund may either hold a futures contract position until the contract date or may enter into a closing transaction to terminate the contract prior to the contract date. When a Fund buys or sells a futures contact, it must also segregate liquid assets equivalent to the Fund’s outstanding obligation under the contract.

There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Equity Index Futures Contracts. An equity index future contract is an agreement for a Fund to buy or sell an index relating to an equity securities index at a mutually agreed upon date and price.

Interest Rate Futures Contracts. An interest rate futures contract is an agreement to buy or sell fixed-income securities at a mutually agreed upon date and price.

(14) Option Contracts.

Covered Call Options. The Value Fund, the Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts provided the options are listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine (9) months. The contract gives the buyer, in return for the premium paid to the seller of the option, the right to buy the underlying security or contract at an agreed upon price from the option seller prior to the expiration of the option. The buyer can purchase the underlying security or contract at the agreed upon price regardless of its market price. A call option is considered “covered” if the party that is writing the option owns or has a right to immediately acquire the underlying security or contract.

A Fund may terminate its obligation under an outstanding written call option by making a “closing purchase transaction.” A Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

There are costs and risks associated with writing covered call options. A Fund incurs brokerage expenses in writing covered call options as well as fees for any purchases and sales of the underlying securities or contracts. Writing covered call options may increase a Fund’s portfolio turnover rate. If the value of the instrument underlying a covered call option written by a Fund increases above the option price, the Fund will not benefit from the appreciation. In addition, underlying market and securities prices may not perform as expected, resulting in losses to a Fund.

Covered Put Options. The Value Fund, the Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives the buyer, in return for the premium paid to the seller of the option, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the agreed upon price regardless of its market price. A put option is considered “covered” if a Fund that is writing the option has a short position with respect to the instrument underlying the option or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying instrument and will not benefit from the effect of market price declines on its covering position. If the underlying instrument decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

A Fund may terminate its obligation under an outstanding written option by making a “closing purchase transaction.” A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

There are costs and risks associated with writing covered put options. A Fund incurs brokerage expenses in writing covered put options as well as fees for any transactions in the option’s underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to the Fund writing a covered put option. In addition, underlying market and securities prices may not perform as expected resulting in losses to a Fund.

Dealer Options. Each Fund may use Dealer Options. Dealer Options are also known as Over-the-Counter options (“OTC Options”). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The Subadvisor considers the creditworthiness and financial strength of the counterparty before entering into an OTC Option.

Puts and Calls. The Value Fund, the Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts. A Fund’s purpose in buying these puts and calls is to protect against the effect on its portfolio of adverse changes in market prices. A put option gives the buyer the right to sell a security or contract at an agreed upon date and price. A call option gives the buyer the right to purchase the option’s underlying instrument at an agreed upon date and price.

(15) Rights and Warrants. Each Fund may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time.

(16) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. A Fund will bear the risk of any loss on any such investments.

(17) Segregated Accounts. Each Fund will establish a segregated account with its custodian in connection with entering into a repurchase agreement or establishing certain options, futures and forward contract positions. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

(18) Short Sales. Each Fund may enter into short sales. A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may also engage in “short sales against the box” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

(19) U.S. Treasury Securities. The Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Additional U.S. Government Securities. The Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(20) Variable Rate Securities. The Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(21) When-Issued Securities. Each Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Diversification Requirements for the Funds

Each Fund, with the exception of the Global Bond Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

At the time any of the Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor’s Ratings Group (“S&P”) or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s Investors Services, Inc. (“Moody’s”) (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Subadvisor(s).

Lower-Rated Debt Securities

Global Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody’s (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as “junk bonds.” Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

For the fiscal year ended December 31, 2004, for the Fund which invested in junk bonds, Bond Fund, the ratings of the debt obligations held by the Fund, expressed as a percentage of each Fund’s total investments, were as follows:

Ratings	Bond Fund
Government and AAA/Aaa	51.54%
AA/Aa	2.90%
A/A	3.64%
BBB/Baa	24.69%
BB/Ba	10.86%
B/B	0.40%
Not Rated	4.88%

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Value Fund, Capital Appreciation Fund, Special Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Bond Fund and Global Bond Fund may not:

(1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, are not deemed to be senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund’s investment policies, shall not constitute borrowing.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

(8) Purchase from or sell portfolio securities to its officers, trustees or other “interested persons” (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

If any percentage limitation described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term “industry” shall be defined by reference to the SEC Standard Industrial Classification (SIC) codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

The Small Company Fund may not:

(1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, are not deemed to be senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund’s investment policies, shall not constitute borrowing.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the SEC Standard Industrial Classification (SIC) codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Temporary Defensive Position

Each Fund may invest, at the discretion of its Subadvisor(s), without limit, in cash or high quality short-term debt securities including repurchase agreements.

Portfolio Turnover

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:

Fund	2004	2003
Value Fund	39%	40%
Capital Appreciation Fund	79%	109%
Small Company Fund	18%	48%
Special Equity Fund	68%	64%
International Equity Fund	93%	80%
Emerging Markets Equity Fund	58%	79%
Bond Fund	16%	73%
Global Bond Fund	130%	152%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Funds will disclose their portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Investment Manager that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Investment Manager will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of the Funds’ shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor(s); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Fund (Goodwin Procter LLP) or counsel to the Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the custodian. Disclosures of portfolio holdings information will be made to Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of the Funds’ operations. Disclosures of portfolio holdings information may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds may provide non-public portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Funds may disclose month-end portfolio holdings information to each of Lipper and Morningstar generally between approximately 1 and 15 days following the end of each month. The Funds disclose current portfolio holdings information to FT Interactive on a daily basis on connection with fair valuation services.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

Trustees and Officers of the Trust

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by at least two-thirds of the number of Trustees remaining after such removal (provided that there shall not be fewer than 3 remaining Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	38	Trustee of Appleton Growth Fund (1 portfolio) Trustee of Third Avenue Trust (4 portfolios) Trustee of Third Avenue Variable Series Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corp. (2001); Trustee, Bowdoin College (2002-Present); President, Retirement Plans Group, Kemper Funds (1990-1998)	38	Trustee of Third Avenue Trust (4 portfolios) Trustee of Third Avenue Variable Series Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law, Partner, Hepburn Willcox Hamilton & Putnam (1977-Present)	38	Trustee of Third Avenue Trust (4 portfolios) Trustee of Third Avenue Variable Series Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 1993	Consultant (2001-Present); ,Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	38	Trustee of Professionally Managed Portfolios (20 portfolios) Advisory Board Member, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999)	38	Trustee of Third Avenue Trust (4 portfolios) Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 1987	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President Schneeweis Partners, LLC (2001-2004); President Alternative Investment Analytics, LLC (2005 to Present); Director of Research, Lyra/Starview Capital LLC (2004 to Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics).	38	None

*	The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The Trustees in the following table are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers and Managers Distributors, Inc.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
John Kingston, III DOB: 10/23/65	Trustee since 2004	Senior Vice President and General Counsel, (2002-Present), Affiliated Managers Group, Inc.; Vice President and Associate General Counsel, Affiliated Managers Group, Inc. (1999-2002); Director and Secretary, Managers Distributors, Inc. (2000-Present); Secretary, Managers AMG Funds (1999-2004); Served in a general counseling capacity, Morgan Stanley Dean Witter Investment Management, Inc. (1998-1999); Associate, Ropes and Gray (1994-1998)	38	None

Peter M. Lebovitz DOB: 1/18/55	Trustee since 2002; President since 2000	Managing Partner, Managers Investment Group LLC (2005-Present); President, Managers AMG Funds (1999-Present), Managers Trust I and Managers Trust II (2000-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993)	38	None

*	The Fund complex consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH TRUSTS AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Galan G. Daukas DOB: 10/24/63	Chief Financial Officer since 2002	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Operating Officer, The Managers Funds LLC (2002-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2002-Present); Chief Operating Officer and Chairman of the Management Committee, Harbor Capital Management Co., Inc. (2000-2002); Chief Operating Officer, Fleet Investment Advisors (1992-2000)

Donald S. Rumery DOB: 5/29/58	Treasurer since 1995

Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc.

(2000-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II

(2000-2004) and Secretary, The Managers Funds (1997-2004)

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); ); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2004	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2004
Independent Trustees:

Jack W. Aber	$10,001 to $50,000	Over $100,000
William E. Chapman II	Over $100,000	Over $100,000
Edward J. Kaier	Over $100,000	Over $100,000
Steven J. Paggioli	$50,001 to $100,000	Over $100,000
Eric Rakowski	$10,001 to $50,000	$10,001 to $50,001
Thomas R. Schneeweis	$50,001 to $100,000	$50,001 to $100,000

Interested Trustees:

John Kingston, III	Over $100,000	Over $100,000
Peter M. Lebovitz	Over $100,000	Over $100,000

*	The Managers Funds Family of Funds consists of The Managers Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors’ review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors’ status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of The Managers Funds and other mutual funds within Managers complex for the fiscal year ended December 31, 2004, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds(a)	Total Compensation from the Funds and the Fund Complex Paid to Trustees(b)
Independent Trustees:

Jack W. Aber	$25,106	$51,500
William E. Chapman, II*	$25,106	$57,500
Edward K. Kaier	$25,106	$51,500
Madeline H. McWhinney**	$4,358	$28,000
Steven J. Paggioli	$25,106	$49,500
Eric Rakowski	$25,106	$51,500
Thomas R. Schneeweis	$25,106	$51,500

Interested Trustees:

John Kingston, III	None	None
Peter M. Lebovitz	None	None

*	Mr. Chapman receives an additional $5,000 annually for being the Independent Chairman.
**	Ms. McWhinney retired from the Board of Trustees after the May, 2004 Board of Trustees Meeting.
(a)	Compensation is calculated for the 12 months ended December 31, 2004. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ended December 31, 2004 for services as Trustees of The Managers Funds, Managers AMG Funds, Managers Trust I and/or Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders of Securities

As of April 15, 2005, the following persons or entities owned of record more than 5% of the outstanding shares of the Funds:

Managers Value Fund
PFPC Wrap Services, King of Prussia, PA1	50%
Fidelity Investments Institutional, Covington, KY	25%
Charles Schwab & Co., Inc., San Francisco, CA1	5%

Managers Capital Appreciation Fund
PFPC Wrap Services, King of Prussia, PA1	51%
Charles Schwab & Co., Inc., San Francisco, CA1	14%

Managers Small Company Fund
PFPC Wrap Services, King of Prussia, PA1	84%

Managers Special Equity Fund
Charles Schwab & Co., Inc., San Francisco, CA1	24%
National Financial Services Corp., New York, NY1	10%
Fidelity Investments Institutional, Covington, KY	9%
The Vanguard Fiduciary Trust, Valley Forge, PA	7%

Managers International Equity Fund
Charles Schwab & Co., Inc., San Francisco, CA1	27%
Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	13%
National Financial Services Corp., New York, NY1	12%
PFPC Wrap Services, King of Prussia, PA1	12%

Managers Emerging Markets Equity Fund
Charles Schwab & Co., Inc., San Francisco, CA1	29%
National Financial Services Corp., New York, NY1	25%
PFPC Wrap Services, King of Prussia, PA1	10%
Ellard & Co., New York, NY	6%

Managers Bond Fund
Charles Schwab & Co., Inc., San Francisco, CA1	27%
Fidelity Investments Institutional, Covington, KY	12%
National Financial Services, Corp., New York, NY1	10%
PFPC Wrap Services, King of Prussia, PA1	90%

Managers Global Bond Fund]
PFPC Wrap Services, King of Prussia, PA1	74%
Charles Schwab & Co., Inc., San Francisco, CA1	9%
National Financial Services, Corp., New York, NY1	7%

[1]	Omnibus accountholder that holds shares of the Fund on behalf of its customers.

The Trust did not know of any person who, as of April 15, 2005, beneficially owned 5% or more of the outstanding shares of the Funds.

Control Persons

The Trust did not know of any person who, as of April 15, 2005, “controlled” (within the meaning of the 1940 Act) any of the Funds.

Management Ownership

As of April 15, 2005, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisors

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers serves as investment manager to the Funds pursuant to a Fund Management Agreement (the “Fund Management Agreement”) dated April 1, 1999. Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Managers, serves as the distributor of the Funds. Managers is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), and AMG serves as the Managing Member of Managers. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

The assets of each Fund are managed by a Subadvisor or a team of Subadvisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager enters into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” The Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and the Funds. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

The Investment Manager recommends Subadvisors for the Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

For each Fund, the Investment Manager allocates the Fund’s assets among the Subadvisor(s) selected for the Fund. Each Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related recordkeeping services. However, a Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or Investment Manager and its affiliates.

The Subadvisor(s) to the Funds are set forth below.

Value Fund

•	Armstrong Shaw Associates Inc.

•	Osprey Partners Investment Management, LLC

Capital Appreciation Fund

•	Essex Investment Management Company, LLC

•	Bramwell Capital Management, Inc.

Small Company Fund

•	Kalmar Investment Advisers

Special Equity Fund

•	Donald Smith & Co., Inc.

•	Kern Capital Management LLC

•	Veredus Asset Management Company, LLC

•	Skyline Asset Management, L.P.

•	Westport Asset Management, Inc.

International Equity Fund

•	Bernstein Investment Research and Management

•	Wellington Management Company, LLP

•	Lazard Asset Management, Inc.

Emerging Markets Equity Fund

•	Rexiter Capital Management Limited

Bond Fund and Global Bond Fund

•	Loomis, Sayles & Company, L.P.

Compensation of Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Fund Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

During the three fiscal years ended December 31, 2002, 2003, and 2004 the Investment Manager was paid the following fees by the Funds under the Fund Management Agreement.

Fund	2002		2003	2004
Value Fund	$414,520		$546,934	$817,992
Capital Appreciation Fund	1,122,306		848,776	815,678
Small Company Fund	196,440		133,481	193,548
Special Equity Fund	19,461,043		22,084,470	29,806,671	(a)
International Equity Fund	4,023,769		2,599,973	2,167,049
Emerging Markets Equity Fund	262,620	(a)	302,985	528,521
Bond Fund	585,112		978,910	1,348,661
Global Bond Fund	137,919		178,411	228,343

(a)	The fee paid to the Investment Manager for the Fund has been restated to reflect a waiver of a portion of the fee in effect.

During the three fiscal years ended December 31, 2002, 2003, and 2004 the Subadvisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.

	2002	2003	2004
Fund

Value Fund
Armstrong Shaw & Associates, Inc.	$106,538	$128,731	$187,600
Osprey Partners Investment Management, LLC	86,904	126,505	194,132

Capital Appreciation Fund
Essex Investment Management. Co., LLC	265,061	205,777	198,835
Holt Smith & Yates (a)	296,092	95,027	—
Bramwell Capital Management, Inc.	N/A	123,585	209,004

Small Company Fund
HLM Management Company, Inc. (a)	12,966	N/A	N/A
Kalmar Investment Advisers	88,227	74,156	107,526

Special Equity Fund
Donald Smith & Co., Inc.	449,844	2,124,390	3,738,198
Goldman Sachs Asset Management (a)	1,786,118	N/A	—
Pilgrim, Baxter & Associates, Ltd. (a)	1,985,668	2,458,895	—
Westport Asset Management, Inc.	2,530,099	2,620,361	3,340,070
Kern Capital Management LLC	1,850,127	2,411,667	3,159,586
Skyline Asset Management, L.P.	2,080,941	2,383,211	3,344,244
Essex Investment Management Company, LLC (a)	N/A	71,417	2,621,401
Veredus Asset Management Company, LLC	N/A	N/A	N/A

International Equity Fund
Deutsche Investment Management Americas, Inc. (a) (b)	722,891	341,881	N/A
Lazard Asset Management, Inc.	159,785	113,704	360,880
Mastholm Asset Management, L.L.C. (a)	701,206	425,238	239,541
Bernstein Investment Research and Management	602,178	501,521	442,629
Wellington Management Company, LLP	N/A	N/A	94,762

Emerging Markets Equity Fund
Rexiter Capital Management Limited	179,630	196,459	344,688

Bond Fund
Loomis, Sayles & Co., L.P.	34,045	391,564	539,465

Global Bond Fund
Loomis, Sayles & Co., L.P.	5,705	83,712	101,551
Rogge Global Partners plc (a)	12,736	N/A	N/A

(a)	The Subadvisor no longer provides services to the Fund. The amounts listed reflect fees earned and paid to the Subadvisor prior to termination of the Subadvisory Agreement.
(b)	Formerly known as Zurich Scudder Investments, Inc.

Fee Waivers and Expense Limitations

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each Fund’s Prospectus. Voluntary fee waivers by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fund Management and Subadvisory Agreements

Managers serves as investment manager to each Fund pursuant to the Fund Management Agreement. The Fund Management Agreement permits the Investment Manager to, from time to time, engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Fund Management Agreement, the Investment Manager has entered into Subadvisory Agreements with each Subadvisor selected for the Funds by the Trust.

The Fund Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party. The Fund Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days’ written notice to the other party and to the Fund. The Fund Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Fund Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of each Fund;

•	providing overall investment programs and strategies for each Fund;

•	selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund’s assets among these Subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the Securities and Exchange Commission; and

•	providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

The Funds pay all expenses not borne by the Investment Manager or their respective Subadvisor(s) including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent auditors and legal counsel for the Funds, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, a Subadvisor or their affiliates, other than affiliated registered investment companies.

Each Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the applicable Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate a Subadvisor to acquire for a Fund a position in any investment which any of a Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisor(s) makes investment decisions for a Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between a Fund and the other client(s) pursuant to a methodology considered equitable by a Subadvisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

The Trust has obtained from the Securities and Exchange Commission an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment Manager as compensation for its services, each expressed as a percentage of the Fund’s average net assets. The remainder of the management fee is paid to the Subadvisors.

NAME OF FUND	TOTAL MANAGEMENT FEE	MANAGER’S PORTION OF THE TOTAL MANAGEMENT FEE
Value Fund	0.75%	0.40%
Capital Appreciation Fund	0.80%	0.40%
Small Company Fund	0.90%	0.40%
Special Equity Fund	0.90%	0.40%
International Equity Fund	0.90%	0.40%
Emerging Markets Equity Fund	1.15%	0.40%
Bond Fund	0.625%	0.375%
Global Bond Fund	0.70%	0.35% up to $20 million 0.45% over $20 million

Approval of Investment Management and Subadvisory Agreements Effective as of July 1, 2004

The Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), has approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreements between the Investment Manager and each of the following Subadvisors with respect to the Funds effective as of July 1, 2004: Armstrong Shaw Associates Inc., Osprey Partners Investment Management, LLC, Essex Investment Management Company, LLC, Bramwell Capital Management, Inc., Kalmar Investment Advisers, Donald Smith & Co., Inc., Kern Capital Management LLC, Skyline Asset Management, L.P., Westport Asset Management, Inc., Lazard Asset Management LLC, Bernstein Investment Research and Management, Rexiter Capital Management Limited and Loomis, Sayles & Company, L.P. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements for the Funds, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and each Subadvisor, including performance, fee and expense information for the Funds and other similar mutual funds.

Performance, fee and expense information regarding the Funds is provided to the Trustees on a quarterly basis. In connection with their review of the Management Agreement and the Subadvisory Agreements, the Trustees were provided with performance, fee and expense information which indicated the following:

(a) The performance of Managers Value Fund for the 1, 3, 5 and 10 year periods ended March 31, 2004, was below-median for the group of funds deemed to represent the Fund’s peer group (the “Peer Group”). The advisory fee and total expenses (net of applicable expense limitations) of Managers Value Fund for the most recent fiscal year were above-median and below-median, respectively, for the Fund’s Peer Group.

(b) The performance of Managers Capital Appreciation Fund for the 1, 3, 5 and 10 year periods ended March 31, 2004, was below-median, below-median, below-median and above-median, respectively, for the Fund’s Peer Group. The advisory fee and total expenses (net of applicable expense limitations) of Managers Capital Appreciation Fund for the most recent fiscal year were above-median and below-median, respectively, for the Fund’s Peer Group.

(c) The performance of Managers Small Company Fund for the 1 and 3 year periods ended March 31, 2004, was below-median for the Fund’s Peer Group. The advisory fee and total expenses of Managers Small Company Fund for the most recent fiscal year were above-median and below-median, respectively, for the Fund’s Peer Group.

(d) The performance of Managers Special Equity Fund for the 1, 3, 5 and 10 year periods ended March 31, 2004, was at-median, below-median, below-median and above-median, respectively, for the Fund’s Peer Group. The advisory fee and total expenses of Managers Special Equity Fund for the most recent fiscal year were above-median for the Fund’s Peer Group.

(e) The performance of Managers International Equity Fund for the 1, 3, 5 and 10 year periods ended March 31, 2004, was below-median, below-median, below-median and above-median, respectively for the Fund’s Peer Group. The advisory fee and total expenses (net of applicable expense limitations) of Managers International Equity Fund for the most recent fiscal year were above-median for the Fund’s Peer Group.

(f) The performance of Managers Emerging Markets Equity Fund for the 1, 3 and 5 year periods ended March 31, 2004, was at-median, below-median and above-median, respectively for the Fund’s Peer Group. The advisory fee and total expenses (net of applicable expense limitations) of Managers Emerging Markets Equity Fund for the most recent fiscal year were at-median and below-median, respectively, for the Fund’s Peer Group.

(g) The performance of Managers Bond Fund for the 1, 3, 5 and 10 year periods ended March 31, 2004, was above-median for the Fund’s Peer Group. The advisory fee and total expenses of Managers Bond Fund for the most recent fiscal year were above-median for the Fund’s Peer Group.

(h) The performance of Managers Global Bond Fund for the 1, 3, 5 and 10 year periods ended March 31, 2004, was above-median, above-median, below-median and below-median, respectively, for the Fund’s Peer Group. The advisory fee and total expenses (net of applicable expense limitations) of Managers Global Bond Fund for the most recent fiscal year were above-median and below-median, respectively, for the Fund’s Peer Group.

The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager relating to its performance of similar duties for other series of the Trust. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the Investment Manager’s administrative capabilities including its ability to supervise the Funds’ other service providers; (b) the manner in which the Investment Manager will monitor the Subadvisor’s investment performance; (c) the Investment Manager’s compliance programs, including those related to personal investing, and compliance personnel; and (d) the Investment Manager’s performance of substantially similar duties for other series of the Trust. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertakings to implement expense limitations for the Funds.

The Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, the Fund’s competitors and relevant benchmarks and information regarding the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by the Subadvisors; (b) the qualification and experience of the Subadvisors’ personnel; (c) each Subadvisor’s compliance programs, including those related to personal investing, and compliance personnel; and (d) each Subadvisor’s performance in employing the investment strategy that it uses in fulfilling its portfolio management responsibilities (the “Investment Strategy”). The Trustees also took into account the financial condition of the Subadvisors with respect to their ability to provide the services required under the Subadvisory Agreements and, as applicable, the Subadvisors’ undertakings to implement expense limitations for the Funds. In considering the fees to be paid to the Subadvisors under the Subadvisory Agreements, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of the advisory fees received by it, and not by the Funds.

The Trustees reached the following conclusions regarding the Investment Management Agreement and Subadvisory Agreements (other than those specifically discussed below), among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisors are qualified to manage the Funds’ assets in accordance with each Fund’s investment objectives and policies; (C) the Investment Manager and Subadvisors maintain appropriate compliance programs; (D) the Funds’ advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Investment Manager and each of the Subadvisors.

Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Funds and their shareholders.

Approval of Subadvisory Agreements Effective Subsequent to July 1, 2004

Managers International Equity Fund

On September 20, 2004, the Board of Trustees, including a majority of the Independent Trustees, approved a new Subadvisory Agreement with Wellington Management Company, LLP (“Wellington”) with respect to Managers International Equity Fund, and effective September 20, 2004, Mastholm Asset Management, Co. ceased to serve as a subadvisor to the Fund. The Trustees reviewed and considered a variety of materials relating to the Fund, the Investment Manager and Wellington, including comparative performance of similarly managed investment companies, performance information for non-mutual fund accounts managed by Wellington and the relevant benchmark indices, the nature and quality of services to be provided by Wellington under the Subadvisory Agreement, and information regarding the investment strategies and portfolio management team of Wellington.

In considering the nature, extent and quality of services to be provided by Wellington under the Subadvisory Agreement, the Trustees reviewed information provided by Wellington relating to its operations and personnel. Among other things, in discussing the qualifications and experience of Wellington’s portfolio management team, the Trustees reviewed biographical information on portfolio managers and other professional staff at Wellington, as well as information regarding the organizational and management structure of the firm. In the course of their deliberations, the Trustees noted the substantial investment experience of the portfolio managers of Wellington’s International Growth Investment Team, as well as Wellington’s broad research and analytical resources. The Trustees also took into account the financial condition and structure of Wellington, including its organization as a private partnership, with respect to its ability to provide the services required under the Subadvisory Agreement.

The Trustees also evaluated (i) Wellington’s growth-based investment philosophy, (ii) the appropriateness of the particular investment strategies and techniques that Wellington would employ in managing the Fund’s assets (its “Investment Strategies”) for pursuing the Fund’s investment objective, (iii) the consistency of Wellington’s adherence to the Investment Strategies in managing accounts of its other advisory clients that had hired Wellington to employ the Investment Strategies, (iv) Wellington’s brokerage policies and practices, and (v) Wellington’s compliance programs, including those related to personal investing. The Trustees considered these factors in determining that the Investment Strategies would be compatible with the investment objective of the Fund, as well as complementary with the investment strategies and techniques of the other Subadvisors to the Fund. In this context, the Trustees also reviewed information provided in connection with the most recent approval of the Management Agreement and other Subadvisory Agreements relating to the Fund, including comparative information with respect to the advisory and subadvisory fees of the Fund, as well as relevant updates to that information provided in the interim.

The Trustees reviewed Wellington’s performance in employing its Investment Strategies by reviewing performance information for a composite of investment accounts managed by Wellington in a manner consistent with the Investment Strategies. In their review of this performance, the Trustees noted that the performance of this composite compared favorably with the performance of other international growth managers based on rolling 1-year returns over the prior four years. The Trustees also considered this performance information in light of the recent performance of the Fund.

In considering the cost of services to be provided by Wellington under the Subadvisory Agreement and the profitability to Wellington of its relationship with the Fund, the Trustees relied on the ability of the Investment Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length in view of the Fund’s manager-of-managers structure and the lack of affiliation or other material business relationships between the Investment Manager and Wellington. The Trustees also noted that the fees under the Subadvisory Agreement are paid by the Investment Manager out of the advisory fees received by the Investment Manager. As a consequence, the cost of services to be provided by Wellington and the profitably to Wellington of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the amount of Fund assets to be managed by Wellington, the Trustees did not consider the potential economies of scale in Wellington’s management of the Fund to be material factors in their consideration at this time.

After consideration of the foregoing factors, the Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (a) Wellington is qualified to manage the portion of the Fund’s assets to be assigned to it in accordance with the Fund’s investment objective and policies; (b) Wellington maintains appropriate compliance programs; (c) Wellington’s Investment Strategies are appropriate for pursuing the Fund’s investment objective, are complementary to the strategies of the other Subadvisors to the Fund, and satisfy the growth strategy focus of the Investment Manager with respect to that portion of the Fund to be managed by Wellington; (d) Wellington is reasonably likely to execute its Investment Strategies consistently over time; and (e) the Fund’s advisory fees are reasonable in relation to those of similar funds and to the services to be provided by Wellington.

Based on the foregoing, the Trustees, including all of the Independent Trustees, concluded that the approval of the Subadvisory Agreement with Wellington would be in the interests of the Fund and its shareholders.

Managers Special Equity Fund

On January 13, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved a new Subadvisory Agreement with Veredus Asset Management LLC (“Veredus”) with respect to Managers Special Equity Fund, and effective January 18, 2005, Essex Investment Management Co., LLC ceased to serve as a subadvisor of the Fund. The Trustees reviewed and considered a variety of materials relating to the Fund, the Investment Manager and Veredus, including comparative performance of similarly managed investment companies, performance information for non-mutual fund accounts managed by Veredus and the relevant benchmark indices, the nature and quality of services to be provided by Veredus under the Subadvisory Agreement, and information regarding the investment strategies and portfolio management team of Veredus.

In considering the nature, extent and quality of services to be provided by Veredus under the Subadvisory Agreement, the Trustees reviewed information provided by Veredus relating to its operations and personnel. Among other things, in discussing the qualifications and experience of Veredus’ portfolio management team, the Trustees reviewed biographical information on portfolio managers and other professional staff at Veredus, as well as information regarding the organizational and management structure of the firm. In the course of their deliberations, the Trustees noted the substantial investment experience of the portfolio managers responsible for the management of the Fund’s assets, as well as Veredus’ broad research and analytical resources. The Trustees noted that the fees payable to Veredus under the Supervisory Agreement are identical to those paid to other Subadvisors to the Fund. The Trustees also noted that the subadvisory fee is paid by the Investment Manager and not the Fund. The Trustees also took into account the financial condition and structure of Veredus with respect to its ability to provide the services required under the Subadvisory Agreement.

The Trustees also evaluated (i) Veredus’ growth-based investment philosophy, (ii) the appropriateness of the particular investment strategies and techniques that Veredus would employ in managing the Fund’s assets (its “Investment Strategies”) for pursuing the Fund’s investment objective, (iii) the consistency of Veredus’ adherence to the Investment Strategies in managing accounts of its other advisory clients that had hired Veredus to employ the Investment Strategies, (iv) Veredus’ brokerage policies and practices, and (v) Veredus’ compliance programs, including those related to personal investing. The Trustees considered these factors in determining that the Investment Strategies would be compatible with the investment objective of the Fund, as well as complementary with the investment strategies and techniques of the other Subadvisors to the Fund. In this context, the Trustees also reviewed information provided in connection with the most recent approval of the Management Agreement and other Subadvisory Agreements relating to the Fund, including comparative information with respect to the advisory and subadvisory fees of the Fund, as well as relevant updates to that information provided in the interim.

The Trustees reviewed Veredus’ performance in employing its Investment Strategies by reviewing performance information for other investment accounts managed by Veredus in a manner consistent with the Investment Strategies. In their review of this performance, the Trustees noted that the performance (net of fees) of a composite investment portfolio managed by Veredus outperformed the Russell 2000 Growth Index for 10 of the 15 years from 1990 through 2004. The Trustees also considered this performance information in light of the recent performance of the Fund and the performance of Essex in managing its portion of the Fund.

In considering the cost of services to be provided by Veredus under the Subadvisory Agreement and the profitability to Veredus of its relationship with the Fund, the Trustees relied on the ability of the Investment Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length in view of the Fund’s manager-of-managers structure and the lack of affiliation or other material business relationships between the Investment Manager and Veredus. The Trustees noted that the fees payable to Veredus under the Subadvisory Agreement are identical to those paid to other Subadvisors to the Fund. For similar reasons, and based on the amount of Fund assets to be managed by Veredus, the Trustees did not consider the potential economies of scale in Veredus’ management of the Fund to be material factors in their consideration at this time.

After consideration of the foregoing factors, the Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (a) Veredus is qualified to manage the portion of the Fund’s assets to be assigned to it in accordance with the Fund’s investment objective and policies; (b) Veredus maintains appropriate compliance programs; (c) Veredus’ Investment Strategies are appropriate for pursuing the Fund’s investment objective and are complementary to the strategies of the other Subadvisors to the Fund; (d) Veredus is reasonably likely to execute its Investment Strategies consistently over time; and (e) the fees to be paid to Veredus under the Subadvisory Agreement are reasonable in relation to those of similar funds and to the services to be provided by Veredus.

Based on the foregoing, the Trustees, including all of the Independent Trustees, concluded that the approval of the Subadvisory Agreement with Veredus would be in the interests of the Fund and its shareholders.

Portfolio Managers of the Funds

Value Fund

Armstrong Shaw Associates Inc. (“Armstrong”)

Other Accounts Managed by the Portfolio Manager

Jeffrey M. Shaw is the Portfolio Manager for the portion of the assets of Managers Value Fund managed by Armstrong Shaw. Mr. Shaw is the Chairman and Chief Investment Officer of Armstrong. The Portfolio Manager does not manage any other pooled investment vehicles. The Portfolio Manager also manages 199 other accounts. The Portfolio Manager manages one account having a performance based fee which has assets of approximately $5.5 million.

Armstrong has policies and procedures in place that are reasonably designed to prevent any conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures are also reasonably designed to prevent conflicts of interest with respect to investment opportunities and to ensure that investment opportunities are allocated among client accounts in a fair and equitable manner over time.

Portfolio Manager Compensation

Compensation at Armstrong Shaw is comprised primarily of two components: fixed base salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is variable, depending on both overall firm results (i.e. profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers Value Fund.

Osprey Partners Investment Management, LLC (“Osprey”)

Other Accounts Managed by the Portfolio Managers

John W. Liang, Chief Investment Officer/Managing Partner of Osprey, and Russell S. Tompkins, Managing Partner and Chief Operating Officer, co-manage the portion of the Managers Value Fund managed by Osprey. Mr. Liang is a Managing Partner of, and Chief Investment Officer of Osprey, positions he has held since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management. Mr. Tompkins is a Managing Partner of, and a portfolio manager for, Osprey, positions he has held since 1998. The portfolio managers do not manage any other registered investment company accounts and the portfolio managers do not manage any other pooled investment vehicle accounts. The portfolio managers jointly manage 24 other accounts having assets in the aggregate of approximately $1.1 billion. The portfolio managers jointly manage one other account having an investment performance based fee. This account has assets of approximately $491 million.

Osprey has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Osprey’s internal controls in order to prevent such conflicts of interest from arising.

Portfolio Manager Compensation

The co-portfolio managers J. W. Liang and Russell S. Tompkins are two of the original five founding partners of Osprey, a limited liability company. Their compensation consists of a fixed base salary (a relatively fixed component) and annual partnership distributions which are dependent on the profitability of Osprey. Osprey’s revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Managers Value Fund.

All eligible employees participate in a company sponsored and paid retirement plan and also receive health benefits.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers Value Fund.

Capital Appreciation Fund

Essex Investment Management Company, LLC (“Essex”)

Other Accounts Managed by the Portfolio Managers

Stephen Cutler, Malcolm MacColl and David Goss jointly manage the portion of the assets of the Managers Capital Appreciation Fund managed by Essex. The Portfolio Managers of the Fund do not manage assets for any other registered investment company or other pooled investment vehicle accounts. Mr. Cutler manages 171 other accounts at Essex having assets of approximately $1.8 billion and Mr. MacColl manages 65 other accounts at Essex having assets of approximately $1.1 billion. Mr. Goss does not manage other registered investment company accounts. Mr. Goss also manages one other pooled investment vehicle having assets of approximately $7.7 million and 103 other accounts having assets in the aggregate of approximately $1.6 billion. None of the accounts managed or overseen by the Portfolio Managers have performance based advisory fees.

Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex’s internal controls in order to prevent such conflicts of interest from arising.

Portfolio Manager Compensation

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive fixed base salaries and receive a percentage of the firm’s profits through a profit-sharing/pension plan. Second, Essex’s professionals receive a year-end bonus based on their personal performance and Essex’s composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex’s yearly investment performance drives the portfolio managers’ bonus portion of their compensation package. The portfolio managers’ bonus is based 60% on their respective portfolios’ absolute, relative, and risk-adjusted performance and 40% is based on teamwork, communication, and other subjective criteria. Essex also incents them on their 1, 2 and 3 year performance track record.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers Capital Appreciation Fund.

Bramwell Capital Management, Inc. (“Bramwell”)

Other Accounts Managed by the Portfolio Manager

Elizabeth R. Bramwell, CFA, has been President and CIO of Bramwell since 1994 and is the Portfolio Manager of the portion of the assets of Managers Capital Appreciation Fund managed by Bramwell. Ms. Bramwell manages the accounts of 3 other registered investment companies having assets of approximately $262 million. Ms. Bramwell does not manage other pooled investment vehicles. Ms. Bramwell manages 5 other accounts having assets of approximately $64 million. The Portfolio Manager does not manage any accounts having a performance based investment advisory fee.

Bramwell has policies and procedures in place that are reasonably designed to prevent any conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures are also reasonably designed to prevent conflicts of interest with respect to investment opportunities and to ensure that investment opportunities are allocated among client accounts in a fair and equitable manner over time.

Portfolio Manager Compensation

Ms. Bramwell is the owner of Bramwell and, as such, receives a fixed base salary and variable compensation in accord with the profits of Bramwell. Ms. Bramwell participates in a company-wide SEP-IRA plan.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, Ms. Bramwell owned between $50,001 and $100,000 of shares of Managers Capital Appreciation Fund.

Small Company Fund

Other Accounts Managed by the Portfolio Managers

Kalmar Investment Advisers (“Kalmar”) is the Subadvisor to the Managers Small Company Fund. Ford B. Draper, Dana Walker and Gregory Hartley are the co-portfolio managers and analysts (the “Committee”) dedicated to managing the Fund. The Committee meets regularly to review portfolio holdings and discuss purchase and sale activity. Committee members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objective and strategy. The Committee members who are jointly and primarily responsible for the day-to-day management of the Fund are as follows:

Mr. Ford B. Draper is President, Chief Investment Officer, Portfolio Manager and Research Analyst of Kalmar. He has been an Investment Committee member since inception in 1997. Mr. Draper’s primary responsibilities within the Investment Committee include research and portfolio analysis. Mr. Draper founded Kalmar in 1997. Mr. Draper is also President, Chief Investment Officer, Portfolio Manager and Research Analyst for the Fund. Mr. Walker is a Portfolio Manager and Research Analyst of the Adviser. He has been an Investment Committee member since inception. Mr. Walker’s primary responsibilities within the Investment Committee include research and portfolio analysis. Mr. Walker joined Kalmar in 1997. Mr. Walker is also Co-Portfolio Manager and Research Analyst for the Fund. He is a Chartered Financial Analyst. Mr. Hartley is a Portfolio Manager and Research Analyst of Kalmar. He has been an Investment Committee member since inception. Mr. Hartley’s primary responsibilities within the Investment Committee include research and portfolio analysis. Mr. Hartley joined Kalmar in 1997. Mr. Hartley is also Co-Portfolio Manager and Research Analyst for the Fund. He is a Chartered Financial Analyst.

The portfolio managers jointly manage 3 other registered investment company account having assets in the aggregate of approximately $405 million. The portfolio managers do not manage other pooled investment vehicles. The portfolio managers jointly manage 221 other accounts having assets in the aggregate of approximately $1.3 billion. None of the accounts managed by the portfolio managers have a performance based investment advisory fee.

Kalmar has policies and procedures in place that are reasonably designed to prevent any conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures are also reasonably designed to prevent conflicts of interest with respect to investment opportunities and to ensure that investment opportunities are allocated among client accounts in a fair and equitable manner over time.

Portfolio Manager Compensation

Kalmar seeks to maintain a compensation program that is competitive and incentivized so as to be able to attract and retain outstanding, high-caliber investment professionals and to closely link their compensation to their particular contribution to client returns and to the attainment of the performance goals of Kalmar’s investment philosophy. Portfolio managers receive a fixed base salary, an incentive bonus opportunity, a benefits package, and an opportunity (if invited by the Board) to purchase equity in Kalmar. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market place, as well as to adjust the factors used to determine bonuses.

Fixed Base Salary: In setting portfolio manager fixed base salary, Kalmar’s intention is to be competitive in light of the particular person’s experience, tenure, contribution, and responsibilities.

Annual Bonus: Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. The quantitative components, generally 60-70% of the bonus, are based on the specific contribution of the individual’s research ideas to the success of the managed portfolios, including the Fund, in absolute and index-relative terms for short-term and long term periods.

The non-quantitative component is based on an evaluation of the individual’s contribution to Kalmar’s team-oriented research and portfolio management process and of their other contributions to client satisfaction, client communication, and the overall success of Kalmar. For purposes of illustration, examples of factors weighed in this evaluation are: (i) maintenance of insightful knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas and contribute to idea deliberation on a team basis; and (iv) contribution to investment strategy, buy and sell discipline, and the overall performance results of the portfolios managed by the investment team.

Benefits Package: Kalmar’s benefits package which all employees, including portfolio managers, participate in incorporates health insurance, travel accident insurance, a 401K plan with a firm match, and a profit sharing plan based on the overall success of Kalmar.

Equity Ownership: The opportunity for equity ownership in Kalmar is open to all key, highest contributing employees of the firm from whatever professional discipline, solely at the discretion and invitation of Kalmar’s Board. Such ownership is purchased from Kalmar, rather than awarded as a bonus. The three senior portfolio managers most responsible for the Fund’s management are all “partners” in Kalmar in varying percentage amounts. This equity ownership, coupled with the other incentivizing ingredients in Kalmar’s compensation package, is intended to link their compensation directly and indirectly but effectively to client success and performance outcomes.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers Small Company Fund.

Special Equity Fund

Donald Smith & Co., Inc. (“Donald Smith”)

Other Accounts Managed by the Portfolio Manager

Mr. Donald G. Smith is the Portfolio Manager for the portion of the assets of Managers Special Equity Fund managed by Donald Smith. Mr. Smith has been the President of, and a Portfolio Manager for, Donald Smith & Co. since 1980. Mr. Smith manages two (2) other registered investment companies having assets of approximately $278 million in the aggregate. Mr. Smith also manages one (1) other pooled investment vehicle having assets of approximately $200 million and 20 other accounts having assets of approximately $1.56 billion in the aggregate. Mr. Smith manages one account having a performance based advisory fee. This account has assets of approximately $235 million.

Donald Smith has policies and procedures in place that are reasonably designed to prevent any conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures are also reasonably designed to prevent conflicts of interest with respect to investment opportunities and to ensure that investment opportunities are allocated among client accounts in a fair and equitable manner over time.

Portfolio Manager Compensation

Employees of Donald Smith are compensated on incentive plans. Mr. Smith is paid a fixed base salary plus a bonus, which can be over 100% of the fixed base salary if performance for clients exceeds benchmarks established at the beginning of the year.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, Mr. Smith did not own shares of Managers Special Equity Fund.

Kern Capital Management LLC (“Kern”)

Other Accounts Managed by the Portfolio Manager

Mr. Robert E. Kern Jr. is the Portfolio Manager for the portion of the assets of Managers Special Equity Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm’s formation in 1997. Mr. Kern manages four (4) other registered investment companies having assets of approximately $1.6 billion in assets in the aggregate. Mr. Kern also manages two (2) other pooled investment vehicle having assets of approximately $51 million and six (6) other accounts having assets of approximately $74 million in the aggregate. Mr. Kern manages one investment pooled vehicle account having a performance based advisory fee and having approximately $51 million in assets. Mr. Kern also manages one other account having a performance based advisory fee and having approximately $9 million in assets.

Conflicts of interest may arise from managing multiple client accounts, including conflicts relating to the allocation of investment opportunities to client accounts. Kern also manages pooled investment vehicles and a separate account that charge performance based fees and conflicts of interest may arise in allocating investment opportunities to these accounts, which charge higher fees than the portion of the Managers Special Equity Fund managed by Kern. Kern’s Senior Investment Managers maintain personal investments in certain accounts including pooled investment vehicles (through ownership of the General Partners to these vehicles), as well as other accounts, including the portion of the Fund managed by Kern. Conflicts of interest may arise in allocating investment opportunities to accounts in which the Senior Investment Managers have a personal interest.

Kern seeks to treat all clients (including the Fund, pooled investment vehicles, and separate accounts) fairly and equitably and without preference to accounts with higher fee structures or personal interest. Kern has designed policies and procedures to ensure that no client is disadvantaged over another client where an investment opportunity is deemed suitable for more than one client.

While all Kern’s clients are managed with the same investment team and fundamental investment research approach, not all clients use the same investment strategies or investment universe as the Fund to achieve their goals. Additionally, clients of Kern may have different restrictions on permitted investment activities whether by statute, contract or client instruction. Specifically, certain separate account and pooled investment vehicles may allow for concentrated investment in fewer securities than those held in the portion of the Fund managed by Kern. Certain pooled investment vehicles pursue strategies not available to the Fund such as short-term trading, short-selling and leveraging.

As a consequence of employing different strategies and taking into account investment restrictions and the timing of investment, Kern client accounts, including the portion of the Fund managed by Kern, may own different securities and have different security concentrations which may result in material differences in performance among accounts.

Portfolio Manager Compensation

Kern maintains a compensation program for its Senior Investment Managers consisting of: fixed base salary; quarterly bonus; participation in ownership of Kern; and participation in performance based incentive allocations from certain pooled investment accounts. All Senior Investment Managers participate in Kern’s employee benefits program.

Compensation for the Senior Investment Managers is based on evaluating each manager’s contribution to Kern’s success over the time period measured. Such evaluation is not formula or client based, and considers a number of criteria, including the Senior Investment Manager’s performance across all client accounts and contributions to growing Kern’s business.

Each of the Senior Investment Managers, through ownership of affiliated entities, participates as General Partner in pooled investment vehicles managed by Kern. These accounts allocate a portion of their annual investment profits (if any) to the General Partner.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Manager did not own shares of Managers Special Equity Fund.

Veredus Asset Management Company, LLC (“Veredus”)

Other Accounts Managed by the Portfolio Managers

Mr. B. Anthony Weber, Mr. Charles McCurdy and Mr. Charles Mercer jointly serve as Portfolio Managers of the portion of the Managers Special Equity Fund managed by Veredus. Mr. Weber has been the lead Portfolio Manager of the team. Mr. Weber has been the President & Chief Investment Officer of Veredus since its inception in June 1998. Mr. McCurdy is a Vice President of, and a portfolio manager for, Veredus since 1998. Mr. Mercer has been a portfolio manager of Veredus since 1998. The Portfolio Managers jointly manage four (4) other registered investment companies having assets of approximately $802 million in the aggregate. The Portfolio Managers also manages one (1) other pooled investment vehicle having assets of approximately $76 million and 36 other accounts having assets of approximately $1.0 billion in the aggregate. The Portfolio Managers also manage two (2) other accounts having a performance based advisory fee and having approximately $15 million in assets.

Veredus has identified some conflicts of interest within the various accounts. The most significant conflict would be Veredus Partners, a hedge fund, open to qualified investors. The Partnership will hold some of the same securities held by the portion of the Fund managed by Veredus, along with less liquid securities, short selling, and use of margin for larger positions in certain issuers. The Partnership charges a performance fee of 20% of a partner’s income in excess of a hurdle rate and any loss carry forward. Certain Members of Veredus also hold investments in the Partnership. Veredus believes that is has designed and implemented policies and procedures to manage any perceived conflicts.

Portfolio Manager Compensation

The Portfolio Managers are all Members of Veredus, and as such, each is compensated as follows: (i) each Portfolio Manager receives a guaranteed payment (fixed base salary) that is fixed for each year, (ii) each Portfolio Manager, as a Member of the LLC, receives shares in the overall profits of the company, as set forth by the Operating Agreement, and (iii) each Portfolio Manager is eligible to receive a contribution, the computation of which is based on a set percentage of income earned during the year, made by Veredus to a retirement plan of the LLC. The compensation is not based on the performance of an individual account but on the overall performance and profitability of the Veredus.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers Special Equity Fund.

Skyline Asset Management, L.P. (“Skyline”)

Other Accounts Managed by the Portfolio Managers

Messrs. Fiedler, Maloney and Odegard lead the three teams that comprise the investment and research group. They are Skyline’s three most experienced investment staff members and partners, and have dual responsibilities as portfolio managers and securities analysts. Mr. Maloney leads the team that covers financial services, materials and processing, and utility stocks; Mr. Fiedler leads the team that covers consumer and health care stocks; and, Mr. Odegard leads the team that covers autos and transportation, business services, energy, producer durables and technology stocks. Mr. Maloney is also responsible for monitoring the Fund’s sector weightings, and has final authority if the research teams cannot arrive at a consensus with regards to sector weightings.

Day-to-day management of the portion of the Fund managed by Skyline is divided among three investment and research teams, each covering specific sectors of the small-cap universe. The teams work independently to determine which stocks should be researched, bought and sold among the economic sectors they cover. Each team is required to present its investment recommendations to the entire investment and research group before making any final decisions. Input is received from the group, and if more information is required, additional research is done. The lead research team on a stock makes the final decision after obtaining input from the entire research group. Sector weightings are primarily a function of a bottom-up research process.

The Portfolio Managers also collectively manage one (1) other registered investment company having assets of approximately $566 million in the aggregate and one (1) other pooled investment vehicle having assets of approximately $9.6 million. The Portfolio Managers also manage 12 other accounts having assets of approximately $398 million in the aggregate. The Portfolio Managers do not manage any other accounts having a performance based advisory fee.

As indicated, Messrs. Fiedler, Maloney and Odegard are primarily responsible for the day-to-day management of accounts other than the Fund. Those accounts include another investment company for which Skyline serves as investment sub-adviser, another pooled investment vehicle, separately managed accounts and the portfolio managers’ personal accounts. The side-by-side management of both the Fund and other accounts may raise potential conflicts of interest for Skyline. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. Skyline utilizes certain guidelines and procedures, discussed in the following, to mitigate the potential of conflicts negatively affecting the Fund or its other accounts.

The overriding principle to be followed in applying Skyline’s allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. Skyline has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry because Skyline believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if Skyline believes that such allocation is fair and reasonable.

In the event that Skyline’s access to an investment opportunity is limited (such as in the case of an equity initial public offering (“IPO”)), Skyline seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative sizes of the accounts for which the security has been determined to be an appropriate investment.

In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.

Portfolio Manager Compensation

The Portfolio Managers responsible for managing the portion of the Fund managed by Skyline are all limited partners of Skyline. As limited partners, their compensation comes from a combination of a fixed base salary, a share of Skyline’s revenue based on their individual ownership position in Skyline, and a share of the profits of Skyline based on their individual contribution to the success of the Fund and Skyline. Total compensation is influenced by Skyline’s overall profitability, which is directly related to fees generated by assets under management of Skyline.

Each of the Portfolio Manager’s fixed base salary and share of profits of Skyline are determined by a senior partner of Skyline taking into account many factors, including the Portfolio Manager’s contribution to the success of the Fund and Skyline, successful stock selection and favorable sector weightings. Contributions in other sectors of the Fund and other areas of Skyline such as trading and client service are also considered. There is no set formula for any of the above components, and an effort is made to look at the long-term performance of the Portfolio Manager, not just performance during the current year.

The Portfolio Managers are provided benefits packages including life insurance, health insurance and participation in Skyline’s 401(k) plan comparable to that received by other employees of Skyline.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers Special Equity Fund.

Westport Asset Management, Inc. (“Westport”)

Other Accounts Managed by the Portfolio Managers

The joint Portfolio Managers for the portion of Managers Special Equity Fund managed by Westport are Andrew J. Knuth and Edmund H. Nicklin, Jr. Mr. Knuth has served as Portfolio Manager of Westport since December of 1985 and Mr. Nicklin became a Portfolio Manager in August 1997 when he joined Westport. Mr. Knuth is also Chairman, Chief Investment Officer and a Portfolio Manager for Westport. Mr. Knuth founded Westport in 1983 and has more than 35 years of security analysis and portfolio management experience.

Mr. Nicklin joined Westport in August 1997 as Executive Vice President. Mr. Nicklin is also Managing Director of Westport Advisers, LLC and a portfolio manager for Westport.

Together, Messrs. Knuth and Nicklin furnish a continuous investment program for the portion of the Managers Special Equity Fund under management by Westport, make day-to-day investment decisions for the Fund and manage the Fund’s investments in accordance with the Fund’s policies as stated in its prospectus.

Mr. Knuth and Mr. Nicklin jointly manage two (2) other registered investment companies having assets of approximately $748 million in the aggregate. Mr. Knuth manages one other pooled investment vehicle having assets of approximately $49 million. Mr. Knuth and Mr. Nicklin jointly manage 32 other accounts having assets of approximately $1.5 billion. Mr. Knuth and Mr. Nicklin jointly manage one registered investment company having a performance based advisory fee which has assets of approximately $41 million. Mr. Knuth manages one pooled investment vehicle having a performance based advisory fee which has assets of approximately $50 million. Mr. Knuth and Mr. Nicklin jointly manage 9 other accounts having a performance based advisory fee and having assets in the aggregate of approximately $420 million.

Westport portfolio managers provide investment advice to various types of clients simultaneously, including both separate accounts and investment company clients. It is Westport’s policy to not favor any client account over any other client account.

When decisions are made to purchase or sell the same securities simultaneously for a number of client accounts, Westport may aggregate into a single trade order (a “bunched” trade) several individual contemporaneous client trade orders for a single security if it deems this to be appropriate and in the best interests of the client accounts involved. Bunched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution, or reducing overall commission charges. Accounts that are eligible to purchase shares in initial public offerings may participate in aggregated orders for such shares.

Westport seeks to aggregate trade orders in a manner that is consistent with its duty to: (1) seek best execution of client orders, (2) treat all clients fairly, and (3) not systematically advantage or disadvantage any single client. When an aggregated order is filled in its entirety, each participating client account will participate at the average share price for the aggregated order, and transaction costs shall be shared pro rata based on each client’s participation in the aggregated order. If an order cannot be completely filled and the investment opportunity is determined to be equally suitable and appropriate for more than one account, allocations will generally be made pro rata, subject to rounding to achieve round lots, based upon the initial amount requested for an account participating in the aggregated order. Each account participating in a particular aggregated or “bunched” trade will receive the share price with respect to that aggregated order or, as appropriate, the average share price for all executed “bunched” trades on that trading day. Westport may allocate on a basis other than pro rata, if, under the circumstances, such other method of allocation is reasonable, does not result in any improper or undisclosed advantage or disadvantage to other accounts, and results in fair access over time to trading opportunities for all eligible managed accounts. For example, Westport may identify investment opportunities that are appropriate for certain accounts and not others, based on such factors as investment objectives, style, risk/return parameters, regulatory and client restrictions, tax status, account size, sensitivity to turnover, available cash and cash flows. Consequently, Westport may decide it is more appropriate to place a given security in one account rather than another account. Other non-pro rata methods include rotation allocation or random allocation. Alternative methods of allocation are appropriate, for example, when the transaction size is too limited to be effectively allocated pro rata among all eligible accounts. Westport does not view any of these potential conflicts as having a materials impact to the management of its portion of Managers Special Equity Fund.

Portfolio Manager Compensation

Mr. Knuth, as owner of Westport, is compensated through the residual profits of the firm, including fees generated by the Managers Special Equity Fund. Westport has a qualified profit sharing plan covering all employees, including Mr. Knuth.

Mr. Nicklin, as an employee of Westport, receives a fixed base salary and participation in fees generated by certain accounts. The Managers Special Equity Fund is not covered by the revenue sharing agreement. In addition, Mr. Nicklin is a participant in the qualified profit sharing plan covering all employees.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers Special Equity Fund.

International Equity Fund

Bernstein Investment Research and Management (“Alliance” or “Bernstein”)

Other Accounts Managed by the Portfolio Managers

Mr. Kevin Simms is the portfolio manager for the portion of the assets of Managers International Equity Fund managed by Bernstein and was named co-CIO—International Value equities in 2003, which he has assumed in addition to his role as director of research—Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein’s cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research—Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years.

Alliance recognizes that conflicts of interest are inherent in our business and accordingly has developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (or “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably.

Employee Personal Trading and the Code of Business Conduct and Ethics

Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients

The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”) and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers International Equity Fund.

Wellington Management Company, LLP (“Wellington”)

Other Accounts Managed by the Portfolio Managers

The portion of the assets of the Managers International Equity Fund managed by Wellington is managed jointly by portfolio managers Mr. Jean-Marc Berteaux and Mr. Andrew S. Ofitt. The portfolio managers are supported by the research efforts of over 50 industry and regional analysts. Mr. Berteaux is a Vice President of, and portfolio manager for, Wellington and has been an investment professional with the firm since 2001. Prior to that, Mr. Berteaux was a Vice President of, and a senior equity analyst for, John Hancock Funds, LLC from 1998 to 2001. Mr. Ofitt is a Senior Vice President of, and a portfolio manager for, Wellington and has been an investment professional with the firm since 1997.

Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund’s portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington. Because incentive payments are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.

Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of the Portfolio Managers. Although Wellington does not track the time a Portfolio Manager spends on a single portfolio, Wellington does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager’s various client mandates.

Portfolio Manager Compensation

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Portfolio Managers includes a fixed base salary and incentive components. The fixed base salary for Mr. Offit is determined by the Managing Partners of the firm. Mr. Offit’s fixed base salary is generally a fixed amount that may change as a result of an annual review. The fixed base salary for Mr. Berteuax is determined by his experience and performance in his respective roles. Mr. Berteaux’s fixed base salary is reviewed annually and may be adjusted based on the recommendation of his business manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from Managers International Fund managed by the Portfolio Manager and generally each other portfolio managed by such Portfolio Manager. Each equity Portfolio Manager’s incentive payment relating to Managers International Equity Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the MSCI EAFE Index over one and three year periods, with an emphasis on three year results. Wellington applies similar incentive compensation structures (although the benchmarks and/or peer groups may differ) to other portfolios managed by the equity Portfolio

Managers, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an investment professional can, and typically does, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington is eligible to participate in a partner-funded retirement plan. Mr. Offit is a partner of the firm.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers International Equity Fund.

Lazard Asset Management, Inc. (“Lazard”)

Other Accounts Managed by the Portfolio Managers

William E. Holzer is the portfolio manager for the portion of the assets of the Managers International Equity Fund managed by Lazard. He is a Director of, and a portfolio manager for, Lazard, positions he has held with Lazard since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche Investment Management Americas, Inc. (“Deutsche”), from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund’s assets allocated to Deutsche.

Mr. Holzer does not manage other registered investment company accounts. Mr. Holzer also managers 3 other pooled investment accounts having assets in the aggregate of approximately $966 million and 13 other accounts having assets in the aggregate of approximately $953 million.

Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Portfolio Manager Compensation

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive fixed base salary and bonus structure, which is determined both quantitatively and qualitatively. Fixed base salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Manager did not own shares of Managers International Equity Fund.

Emerging Markets Equity Fund

Rexiter Capital Management Limited

Other Accounts Managed by the Portfolio Managers

The co-portfolio managers of the Fund are Murray Davey and Kenneth King, the “Portfolio Managers”). Mr. Murray and Mr. King have been portfolio managers for Rexiter since 1997. The Portfolio Managers are responsible for administering the Fund (ensuring that the portfolio is managed in the required manner in accordance with the regulatory, client and in-house guidelines) and liaising with the client.

The Portfolio Managers jointly manage one (1) other registered investment company accounts having assets of approximately $64 million. The Portfolio Managers jointly manage one (1) other pooled investment vehicle having assets of approximately $722 million. The Portfolio Managers also jointly manage 1 other account having assets of approximately $486 million. The Portfolio Managers jointly manage 7 accounts having assets of approximately $806 million in the aggregate which have a performance based advisory fee.

Rexiter has policies and procedures in place that are reasonably designed to prevent any conflicts of interest that may arise in connection with management of its client accounts. These policies and procedures are also reasonably designed to prevent conflicts of interest with respect to investment opportunities and to ensure that investment opportunities are allocated among client accounts in a fair and equitable manner over time.

Portfolio Manager Compensation

Rexiter aims to pay top-quartile salaries for fund managers. Performance bonuses are related to the profitability of Rexiter and to the overall contribution to investment performance and client service of each individual. Portfolio managers are neither compensated directly nor indirectly for bringing in new business or client retention. Compensation (fixed base salary or bonus related) is not based upon the performance of the Managers Emerging Markets Equity Fund.

The Rexiter team owns 25% of the company - all of the Portfolio Managers are shareholders in Rexiter. The stability of the team suggests that the package proves attractive in retaining key personnel.

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers Emerging Markets Equity Fund.

Bond Fund and Global Bond Fund

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Other Accounts Managed by the Portfolio Managers

The day-to-day portfolio manager of Managers Bond Fund is Daniel J. Fuss, Executive Vice President and Vice Chairman of Loomis Sayles. Mr. Fuss has been employed by Loomis Sayles since 1976. Mr. Fuss manages 9 other registered investment company accounts having assets of approximately $5.4 billion in the aggregate. Mr. Fuss also manages 4 other pooled investment vehicles having assets of approximately $190 million in the aggregate and 71 other accounts having assets of approximately $10.1 billion in the aggregate. Mr. Fuss manages 5 accounts having assets of approximately $1.3 billion in the aggregate which have a performance based advisory fee.

The co-portfolio managers of Managers Global Bond Fund are Kenneth M. Buntrock and David W. Rolley, each a Vice President of Loomis Sayles. Mr. Buntrock has been employed by Loomis Sayles since 1997 and Mr. Rolley since 1994. Both Mr. Buntrock and Mr. Rolley jointly manage 2 other registered investment company accounts having assets of approximately $945 million in the aggregate. Both Mr. Buntrock and Mr. Rolley jointly manage 6 other pooled investment vehicle accounts having assets of approximately $569 million in the aggregate and 22 other accounts having assets of approximately $1.5 billion in the aggregate. Mr. Buntrock and Mr. Rolley do not manage any accounts having a performance based advisory fee.

Material conflicts. The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Portfolio Manager Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients.

Portfolio manager compensation is made up primarily of two components – fixed base salary and variable compensation. Fixed base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of fixed base salary. Variable compensation is based on four factors – investment performance, profit growth of Loomis Sayles, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

Investment performance for fixed income managers is measured by comparing the performance of the Loomis Sayles’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for Managers Bond Fund is the Lehman Brothers Government/Corporate Bond Index, for Managers Fixed Income Fund and Managers Balanced Fund (fixed income portion) is the Lehman Brothers Aggregate Bond Index, and for Managers Global Bond Fund is the Citigroup World Government Bond Index. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the 5 year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by Loomis Sayles.

Mr. Fuss’s compensation is also based on his overall contributions to Loomis Sayles in his various roles as senior portfolio manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss has also received fixed payments related to his continued service with Loomis Sayles. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company’s acquisition of Loomis Sayles’ previous parent company.

Mutual funds are not included in Loomis Sayles’s composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of fixed base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Manager Ownership of the Fund

As of December 31, 2004, the Portfolio Managers did not own shares of Managers Bond Fund or Managers Global Bond Fund.

Proxy	Voting Policies and Procedures

Proxies for the Funds’ portfolio securities are voted in accordance with each Subadvisor’s proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors.

Code of Ethics

The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Subadvisor, which codes are made applicable to “access persons” of the Trust that are also employees of the Investment Manager, the Distributor and the Subadvisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Subadvisors may invest in securities, including securities that may be purchased or held by the Funds.

Administrative Services; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Administrator”) of the Trust. Under a Distribution Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund’s shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian

The Bank of New York (the “Custodian”), 2 Hanson Place, Brooklyn, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent

PFPC, PO Box 9769, Providence, Rhode Island 02940-9767 (“PFPC”) is the transfer agent (the “Transfer Agent”) for the Funds. PFPC is also the sub-transfer agent for the ManagersChoice® asset allocation accounts.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that the Subadvisors place all orders for the purchase and sale of securities which are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. A Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, a Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisors is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which a Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by a Subadvisor.

The fees of each Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Subadvisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage	Commissions

During the last three fiscal years, the Funds paid the following brokerage fees:

Fund	2002	2003	2004
Value Fund	$121,235	$136,287	104,622
Capital Appreciation Fund	822,751	443,857	268,400
Small Company Fund	94,664	35,185	26,593
Special Equity Fund	7,406,854	7,748,167	10,114,081
International Equity Fund	2,347,968	1,072,501	818,153
Emerging Markets Equity Fund	105,787	107,536	122,635

Brokerage	Recapture Arrangements

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. In all cases, brokerage recapture arrangements relate solely to expenses of the Fund and not to expenses of the Investment Manager or the Subadvisors.

During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:

Fund	2004	2003	2002
Value Fund
• Salomon Smith Barney	$—	$25,123	$30,784
• State Street Brokerage	—	11,218	553
• Donaldson & Co., Inc.	—	—	3,507
• BNY Brokerage Inc.	11,282	—	12,500
• FANO Securities	—	—	54,101
• SEI Investments	—	—	8,174

Capital Appreciation Fund
• Capital Institutional Services, Inc.	$—	$18,691	$9,246
• Salomon Smith Barney	—	4,284	893
• Donaldson & Co., Inc.	—	—	56,033
• Westminster Research Assoc. Inc.	—	—	1,436
• State Street Brokerage	—	29,173	94
• BNY Brokerage Inc.	52,088	—	134,983

Small Company Fund
• BNY Brokerage Inc.	$—	$2,988	$4,426
• Salomon Smith Barney	—	—	557

Special Equity Fund
• Capital Institutional Services, Inc.	$—	$79,226	$43,411
• Salomon Smith Barney	—	35,053	31,021
• State Street Brokerage	—	13,000	2,059
• Donaldson & Co., Inc.	—	27,989	6,100
• BNY Brokerage Inc.	246,255	—	384,882
• SEI Investments	—	—	39,775

International Equity Fund
• State Street Brokerage	$—	$27,857	$289
• BNY ESI & Co.	23,134	40,942	21,047

Pursuant to these arrangements, subject to best price and execution, a Subadvisor may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund’s expenses.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Fund, will also receive that day’s offering price, provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. “Starter” checks will not be accepted for the initial investment amount or additional investment amounts. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders in proper form received by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day. Orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days’ notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value

Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of a Fund is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN TAX MATTERS

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds—in General

The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% test”); and (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares.

If a Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund’s Investments

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Taxation of Shareholders

Distributions of net realized short-term capital gains by a Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the “Jobs and Growth Act”), ordinary income distributions relating to dividend income received by a Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act, if the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. A Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In general, dividends paid by the Bond Fund or the Global Bond Fund will not constitute qualified dividend income. In order to be eligible for the 15% maximum rate on distributions from a Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their shares of such Fund. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquires other shares of such Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund’s dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund’s gross income is from qualifying dividends of domestic corporations. In general, dividends paid by the Bond Fund, the Global Bond Fund or the Emerging Markets Equity Fund will not be eligible for the corporate dividends received deduction.

Any dividend declared by a Fund in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax at a 30% (or lower applicable treaty) rate unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund or a broker may be required to withhold U.S. federal income tax as “backup withholding” at the current rate of 28% for the calendar year 2004 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund’s shares unless an IRS Form W-8BEN or W-8IMY, as appropriate, is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes

Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year generally can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a “Tax-Exempt Investor”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund’s Prospectus.

Yield

The Bond Fund and the Global Bond Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

Yield = 2[((a-b)/(cd) + 1)6 – 1]

In the above formula

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = average daily number of shares outstanding during the period that were entitled to receive dividends

d = maximum offering price per share on the last day of the period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund’s yield figures are based on historical earnings and are not intended to indicate future performance.

The 30-day yields for the period ended December 31, 2004 were as follows:

Fund	30-Day Yield
Bond Fund	2.09%
Global Bond Fund	2.48%

Average Annual Total Return

The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

After Tax and Cumulative Returns

Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T	= average annual total return (after taxes on distributions)
n	= number of years
ATVD

= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T	= average annual total return (after taxes on distributions and redemption)
n	= number of years
ATVDR

= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Performance Comparisons

Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. (“Lipper”), Morningstar, Inc., (“Morningstar”) and IBC Money Fund Report (“IBC”). Lipper prepares the “Lipper Composite Index,” a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds’ performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Index, Standard & Poor’s 500 Composite Stock Price Index, the Standard & Poor’s 400 Composite Stock Price Index or the Dow Jones Industrial Average.

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Trust, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Trust for any satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this Statement of Additional Information.

The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Funds, to the extent required by the 1940 Act.

Additional Information

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended December 31, 2004 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm by PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission. The Funds’ 2004 Annual Report is available without charge by calling Managers at (800) 835-3879 or by visiting our website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

Date of Annual Report; Date of Filing of Annual Report; Accession Number:

12/31/04; March 11, 2005; 0001193125-05-047589

Appendix A

Value Fund

Armstrong Shaw Associates Inc.

On behalf of the Fund, Armstrong Shaw’s Proxy Voting Committee reviews each proxy and makes decisions based on proxy research, including, but not limited to research provided by Institutional Shareholder Services (“ISS”), consultation with portfolio managers/analysts and the policies stated herein. Armstrong Shaw’s proxy voting decisions are made according to guidelines that are intended to protect and maximize the economic interests of the Fund. A copy of Armstrong Shaw’s proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit A.

Armstrong Shaw’s Proxy Administrator reviews all proxies to determine if a material conflict of interest exists between Armstrong Shaw’s interests and those of the Fund. A conflict of interest may exist, for example, if Armstrong Shaw has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

If it is decided that a conflict does exist, the proxy will be voted strictly according to the pre-determined guidelines attached as Exhibit A. Any material conflict of interest will be resolved in the best interests the Fund.

Armstrong Shaw has designed its guidelines to ensure that proxies are voted in the best interest of the Fund. While it is impossible to anticipate every issue that may come up for a proxy vote, Armstrong Shaw has included what it believes to be some of the most common proxy issues. Ultimately, every vote is determined on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, the economic impact to the company and all other relevant facts and circumstances at the time of the vote.

Osprey Partners Investment Management, LLC

Osprey has contracted with ISS to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit B.

Capital Appreciation Fund

Essex Investment Management Company, LLC

Essex has contracted with an independent third party, Institutional Shareholder Services (“ISS”), to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. Essex has a Proxy Voting Committee that meets at least annually to review and re-approve ISS’ proxy voting policies as Essex’s own policies if the Committee determines that ISS’ proxy voting policies continue to be reasonably designed to be in the best interest of Essex’s clients. Any material changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit B. In rare circumstances, Essex may exercise its voting discretion as described below.

By providing pre-determined policies for voting Fund proxies, Essex’s adoption of the ISS proxy voting policies is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest. Although under normal circumstances Essex is not expected to exercise its voting discretion or to override ISS, the Proxy Voting Committee will monitor any situation where Essex wishes to exercises it discretion. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s Compliance Officer must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the Compliance Officer will use his or her best judgment to ensure that the spirit of Essex’s Proxy Voting Policies, to maximize the long-term value of Fund assets and cast votes that Essex believes to be fair and in the best interest of the Fund whose proxy is being voted, is being followed. If it is determined that Essex has a material conflict of interest in such situation, the Proxy Voting Committee will confirm delegation of voting back to ISS.

Bramwell Capital Management, Inc.

It is the policy of Bramwell to seek to assure that proxies received and voted for the Fund are voted in the best interest of the Fund, which means the Fund’s interest in seeing that the value of an investment increases over time.

Proxies with respect to routine proposals, which are those which do not change the structure, bylaws or operations of the corporation to the detriment of its shareholders, will nearly always be voted with management. Non-routine proposals are more likely to affect the structure and operations of the corporation and therefore have a greater impact on the value of its shareholder investments. The Bramwell officer voting the proxy will review each non-routine proposal on a case-by-case basis, consulting with both the respective Bramwell analyst and the portfolio manager. Voting decisions will be made based on the financial interest of the Fund. Corporate governance proposals that have the effect of restricting the ability of shareholders to realize the full potential long-term value of their investment will generally be voted against. Shareholder proposals submitted usually include issues of corporate governance and other non-routine matters; therefore, Bramwell will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund. Issues not covered by these guidelines will be discussed with the respective Bramwell analyst and the portfolio manager.

There may be circumstances when a proxy vote appears likely to present a conflict of interest between the interests of Bramwell and its employees and the Fund. Bramwell will attempt to identify any potential conflicts of interest, determine if the conflict as identified is material and follow procedures to ensure that Bramwell’s votes are not the product of a conflict of interests but are based on the best interests of the Fund. In order to avoid even the appearance of impropriety, Bramwell has implemented additional procedures to ensure that its votes are not the product of a conflict of interest, including: (i) requiring anyone involved in the decision making process to disclose to the Bramwell Compliance Officer any potential conflict that they are personally aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process from revealing how Bramwell intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing Bramwell’s proposed vote by applying a series of objective tests. For example, if Bramwell’s proposed vote is consistent with its stated proxy voting policy, no further review is necessary. If Bramwell’s proposed vote is contrary to its stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If Bramwell’s proposed vote is contrary to its stated proxy voting policy or is not covered by the policy, and is consistent with the issuer’s management’s recommendation, the proposal is reviewed by the Bramwell Compliance Officer for final determination. Bramwell will ensure that it documents its rationale for its vote in situations that involve a material conflict of interest.

Small Company Fund

Kalmar Investment Advisers

Kalmar’s Proxy Voting Committee oversees all decisions relating to proxy voting, proxy voting guidelines and conflicts of interest and assures that proxies are voted accordingly. Kalmar has contracted with ISS to provide proxy voting services, and a summary of ISS’s proxy voting guidelines as approved by Kalmar’s Proxy Voting Committee is attached as Exhibit B. Kalmar retains the right to override ISS proxy votes that it does not believe are in the best interest of the Fund.

Conflicts of interest will be identified, monitored and resolved by joint effort of Kalmar’s Proxy Voting Committee and a member of Kalmar’s investment team who serves as the ISS proxy voting watchdog. A review of potential conflicts will include the completion of an annual conflicts questionnaire by Kalmar’s key employees. Kalmar’s Proxy Voting Committee will review the questionnaires, and regular disclosure attested to by Kalmar’s investment team members and senior officers will identify any conflict with companies owned by the Fund on a quarterly basis. These procedures, coupled with the use of ISS proxy voting guidelines, diminish the likelihood of material conflicts of interest.

Special Equity Fund

Donald Smith & Co., Inc.

As Donald Smith’s primary goal is to maximize the value of the Funds’ investment portfolios, it maintains a proxy voting policy that best serves the interest of the Fund in its capacity as shareholder of a company. Donald Smith normally votes in support of company management on “routine” proposals, but votes against proposals that Donald Smith believes would negatively impact the long-term value of the Fund’s share of a company. Donald Smith votes against almost all proposals that would hinder the realization of maximum value for shareholders. More specifically Donald Smith votes for:

•	Confidential voting.

•	Shareholders must approve any poison pills or rights plan.

•	Repeal of Section 203 of Delaware law.

•	Annual election of Directors and against staggered Boards.

•	Cumulative voting.

•	Maintaining liability of Directors for gross negligence and malfeasance.

•	Vote against large dilution of shareholders, except company specific exceptions.

The examples above are provided to give a general indication on how Donald Smith votes proxies on certain issues. Thus, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. Therefore, actual proxy votes may differ from the guidelines presented.

Donald Smith is very sensitive to conflicts of interest that could possibly arise in the proxy voting process. Donald Smith remains committed to resolving any and all conflicts in the best interest of the Fund. Thus, Donald Smith will generally vote pursuant to its proxy voting policy when conflicts arise. Donald Smith’s compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. In instances where a potential conflict of interest exists, the compliance officer will obtain consent from the Fund’s Investment Manager before voting. The compliance officer will provide the Investment Manager with sufficient information regarding the shareholder vote and Donald Smith’s potential conflict so that the Investment Manager can make an informed decision whether or not to consent.

Veredus Asset Management Company, LLC

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Veredus Asset Management (VAM) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

VAM has outsourced proxy voting to Institutional Shareholder Services (ISS), a leading provider of proxy voting and corporate governance services. All proxy ballots are sent directly to ISS from the custodian banks. VAM maintains the right to determine the final vote made, either with or against ISS recommendations. VAM believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Veredus will normally support proposals, amendments, or resolutions which 1) do not measurably change the structure, management control, or operation of the corporation, 2) are consistent with industry standards as well as the corporate laws of the state of incorporation, and 3) are recommended by management and are not detrimental to the shareholders.

The Proxy Administrator will identify any conflicts that exist between the interests of VAM and its clients. If a material conflict exists, VAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.

Kern Capital Management LLC

All proxies will be voted for the investment benefit of the Fund. For routine proxy proposals, these proposals will generally, but not always, be voted in accordance with the recommendations of company management. Routine proxies are proxies which contain proposals, which are routine and do not diminish or threaten shareholder value. Examples include:

•	Election of Directors, number of Directors, terms of office, and number of share owned.

•	Selection and ratification of outside auditors

•	Frequency of Director’s attendance at meeting

•	Post annual meeting reports to shareholders

•	Stock splits or fractional stock dividends

•	Change in the name of the Company

•	Number of Director’s meetings held each year

•	Application for listing of securities on a stock exchange

•	Remuneration of Directors, management and employees, including wages, salaries, stock options, thrift, profit, or pension plans, bonuses and other incentives or compensation (except compensation proposals judged excessive may be voted against).

•	Indemnification of Officers and Directors, so long as limiting language is attached (no blanket indemnification). Provisions that relieve directors of liability for “breaches of the duty of loyalty” or unlawful acts will be voted against.

For non-routine proposals, these proposals will be carefully evaluated by portfolio management and voted in a manner which is believed will tend to maximize shareholder value over the long-term. Non-routine proxies are proxies that contain proposals which could diminish or threaten shareholder wealth or control. Examples include:

•	Shareholder voting

•	Acquisitions, mergers, spin-offs

•	Changes in Articles of Incorporation, State of Incorporation, by-laws of Code of Regulations, including but not limited to increases in number of shares authorized and waiving of pre-emptive rights.

•	Any of various actions designed to deter potential takeover by outside interests, such as “minimum price” restrictions, “super-majority” provisions, or staggered-year elections for Directors.

•	Any proxy solicited by non-management persons.

If a non-routine proposal is unlikely to have a material adverse impact on long-term shareholder value or to reduce shareholder rights, then the issue should be voted for in accordance with management’s recommendation. Such issues might include social or environmental topics, capitalization structure and “normal” compensation plans. If the proposal is judged to have a material adverse impact on long-term shareholder value or reduce shareholder’s rights, then the issue generally will be voted against. Such issues generally tend to make a company takeover more difficult or to unfairly enrich/protect management to the detriment of shareholders. Examples of such issues include:

•	Abolition of cumulative voting for boards of directors

•	Staggered terms for board of directors

•	Change in state of incorporation (if intent/result is anti-takeover in nature)

•	Pre-emptive rights

•	Imposition of supermajority vote

•	“Poison-pill” provisions of corporate by-laws

•	“Golden parachutes” for management or extreme/outlandish compensation plans

•	Various other “shark-repellant” or anti-takeover schemes.

If the proposal is one that rescinds previous anti-takeover measures in the company’s by-laws or that enhances shareholder rights, then the issue will generally be voted for. Such proposals might include:

•	Confidential voting in corporate elections

•	Shareholder consideration of “golden parachute” management severance agreements

•	Elimination of “poison pill” management entrenchment devices

•	Alternative slates of directors (if a case can be made that it will lead to a more timely realization of shareholder value)

The above guidelines are not exhaustive and may not be binding in every proposal and should not supercede portfolio management’s judgment as to the merits of a particular proposal. Proposed mergers and acquisitions are evaluated on a case by case basis.

Skyline Asset Management, L.P.

All votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

In order to facilitate this proxy voting process, Skyline has retained ISS to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting for the appropriate client account. ISS provides Skyline with research and voting recommendations consistent with Skyline’s proxy voting policy. A summary of Skyline’s proxy voting policies is attached as Exhibit C. Skyline assesses ISS’s recommendations before voting. Because ISS’s voting recommendations are in conformity with Skyline’s voting policy, Skyline generally affirms ISS’s recommendations on votes in support of management. ISS recommendations in opposition to management obtain additional evaluation. A Skyline research analyst most familiar with the proxy issue and the company in question examines ISS’s research and renders an affirming or dissenting decision. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management. When voting items which have a potential positive financial or best interest impact, Skyline generally, although not always, votes in support of management. When voting items which have a potential negative financial or best interest impact, Skyline generally, although not always, votes to oppose management. All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

In potential conflicts of interest situations (such as cases where Skyline provides advisory services to the pension plan of a company whose management is soliciting proxies), Skyline will inform the Fund of the potential conflict and obtain consent from the Fund’s Investment Manager before voting.

Westport Asset Management, Inc.

Westport shall vote proxies on securities held by the Fund solely in the best economic interests of the Fund. Any conflict of interest will be resolved in the interests of the Fund. One of the primary factors Westport considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, Westport believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company’s management. However, each issue will be considered on its merits and the position of a company’s management will not be supported if it is determined that ratification of management’s position would adversely affect the investment merits of owning the stock. The process Westport uses in determining how to vote on selected proxy issues is described in Exhibit D.

In some instances it is possible for a proxy voting decision to present a conflict of interest between the interest of the Fund, on the one hand, and those of Wesport (or any entity controlling, controlled by or under common control with Westport), the portfolio managers or another client (or a sought-after client) on the other hand. In identifying all actual or potential conflicts of interest with respect to each proxy to be voted, the individual responsible for voting a proxy shall take steps reasonably designed to determine whether that individual, Westport (or any entity controlling, controlled by or under common control with Wesport), or any officer of Wesport (or any entity controlling, controlled by or under common control with Wesport) has any business or personal interest or relationship with the company soliciting the proxy that might influence that individual or Wesport to vote Fund proxies in a manner that might not be in the Fund’s best interests, considering the nature of Wesport’s business, the Fund, the company soliciting the proxy, the proxy proposal, and any other relevant circumstances. If a potential or actual conflict of interest appears to be material (i.e., not so clearly immaterial or remote as to be unlikely to influence any determination made), in order to ensure a resolution of the material conflict in the best interest of the Fund, that proxy will be reviewed and voted by another individual identified in Westport’s proxy voting procedures. If all possible reviewers are subject to a material conflict of interest or Westport as a whole is subject to a material conflict of interest, the proxy will be voted according to the recommendation of an independent third party, such as ISS.

International Equity Fund

Wellington Management Company LLP

A copy of Wellington’s proxy voting guidelines is attached as Exhibit E.

Lazard Asset Management LLC

To assist it in its proxy voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by ISS. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of the Fund.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”), a copy of which is attached as Exhibit F. Depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of Lazard’s Proxy Operations Department seeks Portfolio Management’s recommendation on how to vote all such proposals. In seeking Portfolio Management’s recommendation, the Manager of Lazard’s Proxy Operations Department provides ISS’s recommendation and analysis. Portfolio Management provides the Manager of Lazard’s Proxy Operations Department with its recommendation and the reasons behind it. Lazard’s Proxy Operations Department will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of Lazard’s Proxy Operations Department may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

Lazard’s Proxy Operations Department generally votes all routine proposals according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, the Proxy Operations Department will provide Portfolio Management both the Approved Guideline, as well as ISS’s recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, the Proxy Operations Department will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed.

Bernstein Investment Research & Management

Bernstein utilizes proxy voting policies intended to protect the rights of the Fund. In so doing, it considers those factors that may affect the value of the Fund’s investments and acts solely in the interests of the Fund. A copy of the specific proxy voting guidelines used by Bernstein is attached as Exhibit G. In reviewing proxy issues, Bernstein will apply the following general guidelines:

•	Support proposals that do not change the by-laws or operation of the corporation (e.g. the election of directors and the approval of auditors).

•	Review and analyze on a case-by-case basis any non-routine proposal that is likely to affect the structure and operation of the corporation to determine whether the proposal will have an impact on the value of the investment.

•	Oppose anti-takeover or other proposals that limit shareholder rights, regardless of whether they are advanced by management or shareholders.

•	Support proposals that would restrict, or otherwise eliminate, anti-takeover measures that have already been adopted by corporate issuers.

•	Support shareholder proposals requesting confidential voting or ballots.

•	Review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value.

•	Abstain from shareholder proposals that are unlikely to have any economic effect on company’s business or financial conditions and vote against those that will cause the company to incur excessive unnecessary expenses.

Bernstein has established a Proxy Committee which consists of senior investment professionals and a member of its Corporate Legal Department. All proxies are reviewed by the Proxy Committee or by a subcommittee thereof. It is the Proxy Committee’s responsibility to evaluate proposals not covered by its guidelines and to recommend how Bernstein should generally vote on such an issue. This recommendation is then presented to Bernstein’s Investment Policy Group for review and comment.

As fiduciary Bernstein owes the Fund an undivided duty of loyalty. Bernstein strives to avoid even the appearance of a conflict that may compromise the trust the Fund has placed in Bernstein and insists on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. Bernstein believes that its centralized handling of proxy voting with oversight by its Proxy Committee ensure that proxies are voted with only the Fund’s best interests in mind. In addition, in order to avoid any perceived conflict of interests, the following procedures have been established for use when voting the proxy of a company whose retirement plan is managed by Bernstein:

•	If Bernstein’s proposed vote is consistent its proxy voting guidelines as well as the recommendation of an independent source (such as ISS), no further review is required.

•	If Bernstein’s proposed vote is contrary to either its proxy voting guidelines or the views of the independent source, but is also contrary to management’s recommendation, no further review is necessary.

•	If Bernstein’s proposed vote is contrary to either its proxy voting guidelines or the views of the independent source and is consistent with management’s recommendation, the proposal is escalated to the Proxy Committee for final review and determination.

Emerging Markets Equity Fund

Rexiter Capital Management Limited

Rexiter seeks to vote proxies in the best interests of the Fund. In the ordinary course, this entails voting proxies in a way which Rexiter believes will maximize the monetary value of the Fund’s holdings. Rexiter takes the view that this will benefit the Fund and, indirectly, the ultimate owners and beneficiaries of the Fund (e.g. Fund shareholders).

Rexiter has elected to delegate the management of the proxy voting process to its affiliate State Street Global Advisors (“SSgA”). Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Rexiter Proxy Voting Policy and delegates authority to vote in accordance with the policy to Proxy Voting Services. Rexiter retains the final authority and responsibility for voting. In order to facilitate the proxy voting process, Rexiter retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.

If a proposal falls within Rexiter’s proxy voting guidelines a copy of which is attached as Exhibit H, and there are no special circumstances relating to that company or proxy which come to Rexiter’s attention (as discussed below), the proxy is voted according to the guidelines. However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by Rexiter’s policies. These proxies are identified through a number of methods, including but not limited to notification from Rexiter’s third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by Rexiter’s policies, the Chairman of SSgA’s Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of the Fund and those of Rexiter. If Rexiter’s Manager of Corporate Actions and the Chairman of the SSgA Investment Committee determine that there is a material conflict, the process detailed below is followed. If there is no material conflict, Rexiter examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of the Fund. At this point, the Chairman of the SSgA Investment Committee makes a voting decision based on maximizing the monetary value of the Fund’s holdings. However, the Chairman of the SSgA Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire SSgA Investment Committee for a decision on voting the proxy. Rexiter also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

As discussed above, from time to time, Rexiter will review a proxy which presents a potential material conflict. For example, Rexiter or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Rexiter has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. As a fiduciary to the Fund, Rexiter takes these potential conflicts very seriously. While Rexiter’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the Fund’s best interests and are not affected by Rexiter’s potential conflict, there are a number of courses Rexiter may take. The final decision as to which course to follow shall be made by SSgA Investment Committee.

When the matter falls clearly within one of the proposals enumerated in Rexiter’s proxy voting guidelines, casting a vote which simply follows Rexiter’s pre-determined policy would eliminate Rexiter’s discretion on the particular issue and hence avoid the conflict. In other cases, where the matter presents a potential material conflict and is not clearly within Rexiter’s guidelines, or is of such a nature that Rexiter believes more active involvement is necessary, the Chairman of the SSgA Investment Committee shall present the proxy to the SSgA Investment Committee, who will follow one of two courses of action. First, Rexiter may employ the services of a third party, wholly independent of Rexiter, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. Second, in certain situations the SSgA Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the SSgA Investment Committee shall make a decision as to the voting of the proxy. Which action is appropriate in any given scenario would be the decision of the SSgA Investment Committee in carrying out its duty to ensure that the proxies are voted in the Fund’s, and not Rexiter’s, best interests.

Bond Fund

Global Bond Fund

Loomis, Sayles & Company, L.P.

Loomis utilizes the services of a third party, ISS, in researching and voting proxies for the Fund. ISS provides voting recommendations to Loomis based on Loomis’s policy and ISS’s own research. Loomis will generally follow ISS’s recommendation unless it deviates from the Firm’s express policy the Loomis Proxy Committee determines that the Fund’s best interests are served by voting otherwise. A copy of Loomis’s proxy’s policies is attached as Exhibit I. Loomis’s policies are guidelines and each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligation under the advisory agreement with the Fund and circumstances at the time of the vote. All issues presented for shareholder vote will be considered by the Loomis Proxy Committee and, when necessary, the equity analyst following the company, and will be voted in the best investment interests of the Fund.

Loomis has established procedures to ensure that proxy votes are voted in the Fund’s best interest and are not affected by any possible conflicts of interest. First, Loomis votes in accordance with its pre-determined policies. Second, where the proxy voting policy allows for discretion, Loomis will generally rely on the recommendations of ISS in making its voting decisions. However, if a proxy proposal falls into a category allowing for discretion in voting decisions and the Loomis Proxy Committee determines that ISS’s recommendation is not in the best interest of the Fund, then the Loomis Proxy Committee may use its discretion to vote against the ISS reformation, but only after taking the following steps: (i) conducting a review for any material conflict of interest Loomis may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis who is subject to that conflict of interest from participating in the voting decision in any way, including providing information, opinions or recommendations to the Loomis Proxy Committee.

Exhibit A

Armstrong Shaw Associates Inc. Proxy Voting Guidelines

1. BOARD OF DIRECTORS

Generally vote with management on the following:

•	Election of directors when there is no opposing slate.

•	Proposals to limit liability of directors and provide indemnification.

In most cases will vote against proposals to classify the board.

2. AUDITORS

Generally vote with management on proposals to ratify auditors. Consideration will be given to the following:

•	Whether the auditor faces potential conflict of interest as a result of its relationship with the issuer or its performance of non-audit services (i.e. are non-audit fees excessive?).

•	Whether the auditor has rendered an accurate financial opinion of a company’s financial status.

3. ROUTINE MATTERS/CORPORATE ADMINISTRATIVE ITEMS

Generally vote with management on routine matters related to the operation of the company and not expected to have significant economic impact on the company and/or shareholders.

4. ANTITAKEOVER MEASURES

All resolutions regarding anti-takeover measures will be considered on a case-by-case basis with the intent of avoiding actions likely to diminish the value of the stock held by clients. In general, it can be stated that the following issues of corporate governance are economically detrimental and will be voted against:

•	Greenmail

•	Poison Pills

•	Super-majority voting

•	Blank-check preferred

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.

5. EXECUTIVE AND DIRECTOR COMPENSATION

a)	Stock Option Plans

Stock-based incentive plans will be evaluated on a case-by-case basis giving consideration, without limitation, to the following:

•	Whether the stock option plan expressly permits the repricing of underwater options;

•	Whether the plan could result in earnings dilution of greater than 5%;

•	Whether the plan has an option exercise price below the marketplace on the day of the grant;

•	Whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and

•	Whether the program has certain embedded features.

b)	Employee Stock Ownership Plans

Generally vote in favor of Employee Stock Ownership Plans including improvements to existing plans when dilution does not exceed 5%.

c)	Director Compensation

Director compensation plans examined on a case-by-case basis applying the same criteria that is used when examining executive pay plans (see above).

d)	Shareholder Proposals on Executive and Director Compensation

Decided on a case-by-case basis. In most cases we will vote against proposals to limit pay. However, we may support proposals to restructure pay plans if, in our judgment, such restructuring will benefit shareholders.

6. SHAREHOLDERS’ RIGHTS ISSUES

We will generally support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons.

We will generally support resolutions to introduce confidential voting.

We will evaluate shareholder proposals on a case-by-case basis with the overriding consideration given to the economic impact on the shareholders.

7. MERGERS AND CORPORATE RESTRUCTURINGS

a)	Mergers

Will be voted on a case-by-case basis with consideration given to the following:

•	Anticipated financial and operational benefits

•	Offer price

•	Prospects of the combined companies

•	The negotiating process

b)	Corporate Restructurings

Will be voted on a case-by-case basis with consideration give to economic impact.

8. SOCIAL AND ENVIRONMENTAL ISSUES

Ethical, moral and social proposals will be voted on a case-by-case basis with the greatest consideration being:

•	Whether the proposal will enhance the economic value of the company.

Exhibit B

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE- BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Exhibit C

Skyline Asset Management, L.P. Proxy Voting Guidelines

Specific Policies - Management Proposals

I. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management.

A) Uncontested election of directors:

The voting and attendance record of board members will be assessed and support may be withheld based on: (1) poor attendance as defined as failing to attend 75% of the scheduled board meetings; (2) the implementation or renewal of a dead-hand poison pill; (3) ignoring shareholder proposals that are approved by a majority of the votes cast for two consecutive years; (4) ignoring shareholder proposals approved by a majority of the shares outstanding; (5) failure to act on takeover offers where the majority of the shareholders have tendered their shares; (6) where inside directors sit on the audit, compensation, or nominating committee; (7) where inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

B) Approval of auditors are generally supported unless:

(1) An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, or (2) There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C) Directors’ liability and indemnification:

Liability and indemnification proposals will be supported if the provisions conform with state law.

D) General updating or passing corrective amendments to charter.

E) Elimination of preemptive rights.

F) Approval of a stock split.

II. When voting items which have a potential positive financial or best interest impact, Skyline generally, although not always, votes in support of management.

A)	Capitalization changes which eliminate other classes of stock and differential voting rights.

B)	Changes in common stock authorization for stock splits, stock dividends and other specified needs that Skyline believes are not excessive.

C)	Stock purchase plans that conform to Section 423 of the Internal Revenue Code and have voting power dilution of less than 10%.

D)	Stock option plans that are incentive based, not excessive and that do not permit repricing.

E)	Other stock-based plans which Skyline believes are appropriately structured.

F)	Reductions in supermajority vote requirements.

G)	Adoption of anti-greenmail provisions.

H)	Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price (cost v. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

I)	Mutual Funds: Approve or amend investment advisory agreement if the fee is comparable to similar funds.

J)	Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

III. When voting items which have a potential negative financial or best interest impact, Skyline generally, although not always, votes to oppose management.

A)	Elimination of cumulative voting.

B)	Capitalization changes which add classes of stock which Skyline believes are “blank check “in nature or that dilute the voting interests of existing shareholders.

C)	Excessive increases in capitalization authorization.

D)	Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

E)	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

F)	Classified boards of directors.

G)	Reincorporation into a state which has more stringent anti-takeover and related provisions.

H)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

I)	Excessive compensation or non-salary compensation-related proposals.

J)	Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

K)	Approve or amend director age restrictions.

L)	Adjournment of meeting in order to solicit additional votes.

M)	“Other business as properly comes before the meeting” proposals which give a “blank check” to those acting as proxy.

Specific Policies - Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use plan assets to carry out such social agendas or purposes.

All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

I. When voting shareholder proposals, Skyline in general supports the following items:

A)	Auditors should attend the annual meeting of shareholders.

B)	Restore cumulative voting in the election of directors unless the company meets positive governance practices, overall, and the company’s performance is in line with its peers.

C)	Election of the board on an annual basis (declassify the board).

D)	Establishing independent audit, nominating, or compensation committees.

E)	Bylaw or charter amendments to be made only with shareholder approval.

F)	Submit shareholder rights plan poison pill to vote, or rescind the plan.

G)	Confidential voting.

H)	Expanded reporting of financial or compensation information, within reason.

I)	Undo various anti-takeover related provisions.

J)	Reduction or elimination of supermajority vote requirements.

K)	Anti-greenmail provisions.

L)	Opting-out of state business combination provisions.

M)	Requiring a majority of independent directors on the board.

N) Elimination of outside directors’ retirement benefits.

II. When voting shareholder proposals, Skyline in general opposes the following items:

A)	Limiting tenure of directors.

B)	Requiring directors to own stock before being eligible to be elected.

C)	Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

D)	Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.

E)	Proposals which require inappropriate endorsements or corporate actions.

F) Establishing a mandatory retirement age for directors.

Exhibit D

Westport Asset Management, Inc. Proxy Voting Guidelines

1. Routine Corporate Administrative Items

Westport (the “Adviser”) generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Adviser believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Adviser will normally vote with management’s recommendation include:

(a) appointment or election of independent auditors, unless there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation’s financial position;

(b) increases in authorized common or preferred shares (unless the amounts are excessive or management intends to use the additional authorized shares to implement a takeover defense, in which case the Adviser will analyze the proposal on a case-by-case basis); and

(c) expansion of directors’ liability and indemnification coverage in the case when a director’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director’s legal expenses were covered.

2. Special Interest Issues

While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Adviser believes that the burden of social responsibility rests with management. Because the Adviser’s primary responsibility in voting proxies is to provide for the greatest shareholder value, the Adviser is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Adviser will generally vote with management’s recommendation on issues such as:

(a) restrictions on the marketing of controversial products;

(b) restrictions on corporate political activities;

(c) restrictions on charitable contributions;

(d) restrictions on doing business with foreign countries; or

(e) rotating the location of the annual meeting among various cities.

3. Issues Having the Potential for Major Economic Impact

The Adviser believes that proxies should not be voted with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares. The Adviser believes the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Adviser believes have the potential for major adverse economic impact on shareholder value:

(a) Executive Compensation Plans

Stock-based incentive plans and other management compensation plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders’ equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Adviser carefully reviews the estimated cost of a company’s stock-based incentive plan or other management compensation plan before making a case-by-case determination.

(b) Defensive Strategies

The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser’s decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

(i) create “blank check preferred” shares;

(ii) classify or stagger the board of directors (which the Adviser is generally opposed to approving) or eliminate such classification or staggering (which the Adviser typically agrees should be eliminated); or

(iii) establish or redeem “poison pills” that make it financially unattractive for a shareholder to purchase more than a small percentage of the company’s shares.

(c) Business Combinations or Restructuring

The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser’s decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders.

(d) Increases or Decreases in Common or Preferred Stock Outstanding

The Adviser analyzes these types of proposals on a case-by-case basis to determine their potential effect on shareholder value. The Adviser’s decision will be based on whether it believes the proposal is likely to enhance long-term economic value for shareholders.

Exhibit E

Introduction Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Statement of Policies As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

General Proxy Voting Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•	Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Exhibit F

Lazard Asset Management LLC Proxy Voting Guidelines

Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of Directors;

•	appointment or election of auditors, in the absence of any controversy or conflict

•	regarding the auditors;

•	issues relating to the timing or conduct of annual meetings;

•	directors’ liability and indemnification; and

•	name changes.

2. Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Director and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board of Directors. Lazard believes that in most instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

•	For a requirement that a majority of Directors be independent;

•	On a case-by-case basis regarding the election of Directors where the Board does not have those committees or sufficient independence;

•	For proposals that the Board’s committees be comprised solely of independent Directors or consist of a majority of independent directors;

•	For proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation, in which case, it is on a case-by-case basis;

•	For proposals seeking to de-classify a Board and Against proposals seeking to classify a Board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;

•	Against shareholder proposals seeking union or special-interest representation on the Board;

•	Against shareholder proposals seeking to establish term limits or age limits for Directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s Chairman and Chief Executive Officer be different individuals;

•	Against shareholder proposals seeking to establish Director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4. Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•	Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6. Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its Board of Directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote against most of these proposals. Lazard has adopted Approved Guidelines to vote for measures relating to ILO Principles, the adoption of anti-discrimination policies and certain other similar proposals.

Exhibit G

Alliance Capital Management L.P (Bernstein Investment Research & Management) Proxy Voting Guidelines

I. MANAGEMENT PROPOSALS

A.	BUSINESS / FINANCIAL ISSUES

1)	Election of Directors	For

In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or if Alliance determines that there are other compelling reasons for withholding votes for directors, Alliance will vote in favor of the management-proposed slate of directors.

Voting for Director Nominees in a Contested Election Case-by-Case

Votes in a contested election of directors are evaluated on a case-by-case basis, considering, among other things, the following factors: the target company’s long-term financial performance relative to its industry; management’s track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

2)	Appointment of Auditors	For

The selection of independent accountants to audit a company’s financial records is generally a routine business matter. Alliance believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation. Alliance recognizes that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm.

3)	Increase Authorized Common Stock	Case-by-Case

Alliance will generally support a proposal to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. A satisfactory explanation for a company’s plans for the stock must be disclosed in the proxy statement. Alliance will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance. Increases of up to 100% are generally approved.

4)	Changes in Board Structure and
Amending the Articles of Incorporation		For

Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, Alliance generally votes in favor of such proposals.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical and administrative in nature resulting from developments in a company’s legal or regulatory environment. Absent a compelling reason to the contrary, Alliance will support such proposals.

5)	Merger Proposals and Spin-offs	Case-by-Case

For Alliance (Growth) accounts, in most instances, proxy materials are directed to the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company. The BIRM Proxy Voting Committee evaluates these proposals for BIRM (Value) accounts. After a careful evaluation, the research analyst, the portfolio manager or the BIRM Proxy Voting Committee will determine how the proxy should be voted and convey their direction to those individuals charged with implementing the vote.

6)	Considering Non-Financial Effects of a Merger Proposal	Against

We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company’s shareholders, such as employees, consumers, business partners, and the communities in which the company is located. Alliance expects that a company’s Board will act only in the best interest of its shareholders at all times.

7)	Director Liability and Indemnification	Case-by-Case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

Moreover, increased litigation against directors and an accompanying rise in the cost for directors’ liability insurance has prompted a number of states to adopt laws that reduce a director’s liability for a breach of the director’s fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

Generally, Alliance will support indemnification provisions that are in accordance with state law. Alliance will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers whose legal defense is unsuccessful but the director was found to have acted in good faith and in the best interests of the company. In most instances, we will oppose indemnification for gross negligence.

8)	Stock Option Plans	Case-by-Case

Stock option plans and other executive and director compensation plans are designed to attract, hold and motivate good executives and, increasingly, outside directors. However, many plans are excessively generous and reward only a small percentage of top executives.

Stock option plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan.

Alliance will review the proposed plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not far below market price on the date of grant, an acceptable number of employees are eligible to participate and an excessive percentage of the company’s shares outstanding are not held in the plan.

Similarly, employee stock option plans can offer a company’s employees valuable incentives by allowing employees to participate in the growth of the company. In addition to the dilutive effect of the plan, Alliance will consider whether these plans offer excessive discounts to participants.

Additionally, Alliance will utilize outside proxy advisory services to assist in compiling the data relevant to our decision. In most instances, this information is not set forth in the proxy statement.

9)	Stock Splits	Case-by-Case

Companies often seek shareholder approval for a stock split in order to increase the liquidity of its common stock. This in turn lowers the price thereby making the stock more attractive to small investors. Alliance will generally vote in favor of a proposal to split a company’s stock.

B. ANTI-TAKEOVER ISSUES

1)	Blank Check Preferred Stock	Against

A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance. While Blank Check Preferred Stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment purpose. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, Alliance generally will oppose this type of proposal.

2)	Classified Boards	Against

A Classified Board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications, Alliance opposes the adoption of Classified Boards unless a justifiable financial reason or where adequate sunset provisions exists. However, where a classified board already exists, Alliance will not withhold votes for directors who sit on such boards.

3)	Fair Price Provisions	Against

A Fair Price Provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to limit the “two tiered” pricing systems in which the interested party or would-be acquirer of the company initially offers a premium for a sufficient number of shares of the company to garner control. Subsequently, an offer at a much lower price is made to the remaining shareholders who then have no choice but to accept the offer. The “two tiered” approach is coercive—and it makes it easier for an outsider to gain control—because it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share and avoid falling into the second tier, if the offer is successful. This type of tactic has caused many states to adopt acquisition statutes that restrict this practice.

In theory, this type of provision is acceptable; however, because the two tiered practice is generally prohibited by law, and invariably linked with other anti-takeover measures (such as supermajority voting requirements to approve certain transactions) Alliance will vote against most Fair Price Provisions.

4)	Limiting a Shareholder’s Right to	Against
Call Special Meetings

Companies contend that limitations upon the shareholders’ right to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most state’s prohibit shareholders from abusing such a limitation, Alliance sees no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, Alliance generally will vote against such proposals.

5)	Limiting a Shareholder’s Right to	Against
Act by Written Consent

Action by written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting. Alliance believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

6)	Supermajority Vote Requirements	Against

A Supermajority Vote Requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, Alliance will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

7)	Reincorporation	Case-by-Case

Alliance performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management’s stated reasons for the proposed move.

There are many valid business reasons a corporation may choose to reincorporate. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation’s internal governance. Delaware is the state most often selected. In addition, legislative changes in Delaware law regarding indemnification for director’s liability has led a number of corporations to seek re-incorporation there. However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state’s laws anti-takeover statute.

Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. In evaluating such proposals, Alliance considers factors such as: the location of the company’s business; the statutory protections available in the country to enforce shareholder rights; the negative tax consequences to shareholders as a result of the reincorporation; and the negative consequences to Alliance clients whose investment guidelines do not permit owning stock of non-US issuers.

8)	Issuance of Stock with Unequal Voting Rights	Against

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are anti-takeover devices. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective safeguard against hostile takeovers. Alliance deems such plans unacceptable and in most instances will vote against these proposals.

9)	Elimination of Preemptive Rights	Against

Preemptive Rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. Alliance believes preemptive rights are fundamental to the shareholder franchise and, absent a compelling reason, should not be eliminated by management. Alliance will oppose management proposals requesting elimination of these rights and will support shareholder proposals that seek to restore Preemptive Rights.

II. SHAREHOLDER PROPOSALS

A. CORPORATE GOVERNANCE

1)	Submit Company’s Shareholder Rights	For
Plan to Shareholder Vote

Most Shareholder Rights Plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a triggering event occurs. A triggering event usually is a hostile tender offer or the acquisition by an outside party of a certain percentage of the company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A Shareholder Rights Plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer.

Alliance will support shareholder proposals that seek to require the company to submit a Shareholder Rights Plan to a shareholder vote. Alliance will evaluate on a case-by-case basis proposals to completely redeem or eliminate a Rights Plans.

2)	Implement Confidential Voting	For

Many proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections — by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge —or sometimes coerce —them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

Alliance supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other third parties.

3)	Adopt Cumulative Voting	For

Cumulative Voting is a method of voting for directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination the shareholder may choose.

Although cumulative voting has been used rarely by shareholders in recent years, Alliance believes that cumulative voting is a reasonable mechanism for shareholders to win representation on a Board, and that it is a general right to which shareholders are entitled. Therefore Alliance will generally vote in favor of such proposals, and against management proposals to eliminate it.

4)	Anti-Greenmail Proposal	For

Greenmail commonly is referred to as legal “corporate blackmail”. Greenmail payments generally are made where a potential hostile acquirer has accumulated a significant percentage of a company’s stock and the company acquires the raider’s stock at a premium in exchange for an agreement that the raider shall not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seeks to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the board’s ability to acquire blocks of the company’s stock at above- market prices. In some cases, management’s antigreenmail proposals are bundled with other less popular proposals, so that a vote for one was a vote for both.

Alliance will vote in favor of an anti greenmail proposal provided the proposal has no other management initiated anti-takeover features.

5)	Opt Out of State Anti-takeover Law	Case-by-Case

Beginning in the 1980’s, many shareholders began submitting proposals requiring companies to opt-out of their state takeover statute (in most cases, Section 203 of the Delaware General Corporation Code.) Under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control.) This law and others like it represent a formidable takeover defense for companies. By placing 15% of the stock in “friendly” hands, a company may thwart an otherwise successful bidder. Delaware law permits companies to opt-out of this 85% rule with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that Delaware’s takeover law vests a company’s Board with too much power to determine a matter that should be left to the shareholders. Proponents also argue that opt-out provisions are undemocratic because they require a supermajority vote on a takeover decision. Many shareholders argue that the law stifles bids. Supporters of the Delaware statute argue that opt-out provisions do not stop all takeovers, they simply provide the Board with a chance to negotiate a better deal for all shareholders. Alliance reviews these proposals on a case-by-case basis.

6)	Equal Access to the Proxy	For

These proposals ask companies to give shareholders access to the proxy materials in order to state their views on various proxy issues.

Proponents argue that, as “owners,” shareholder should have access to the proxy materials. While SEC rules provide for shareholder resolutions, there are a number of handicaps, such as the 500 word limit on a proponent’s written argument and limits on the subjects that can be addressed. By contrast, management’s comment on shareholder proposals is unlimited.

In opposition to these resolutions, companies have pointed to the access already provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). It would be unworkable to open the proxy mechanism, they say, because of the large number of shareholders that might wish to insert comments and it would be impossible to screen out “nuisance” proposals, companies say.

While Alliance would support certain resolutions calling for modifications to shareholders’ ability to access proxy materials, we believe such should still be limited to avoid “nuisance” proposals and to ensure that proxy statement are written in a manner that allows for reasonable consideration by shareholders.

7)	Submit Golden Parachutes/Severance Plans	For
to a Shareholder Vote

Golden Parachutes assure key officers of a company a lucrative compensation packages if their company is acquired and/or if the new owners terminate such officers. This type of proposal may discourage a takeover attempt if the compensation sums paid to the target company’s officers are too great. Alliance recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive as to make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly, Alliance will support proposals to submit Golden Parachutes to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis. In addition, Alliance will oppose proposals that require submitting severance plans for a shareholder vote prior to being negotiated by management.

8)	Disclose and/or Limit Executive and Director Pay	Case-by-Case

Alliance believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. Generally, Alliance votes for shareholder proposals seeking additional disclosure of executive and director pay information. This includes proposals that seek to specify the measurement of performance based compensation. Alliance will vote on a case-by-case basis for all other shareholder proposals seeking to limit executive and director pay, including proposals that request that the Board adopt a policy that all stock options granted to executives be performance based.

9)	Majority of Independent Directors	For

The Board of Directors has a duty to act in the best interest of shareholders at all times. Alliance believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, Alliance will support proposals seeking a majority of independent directors on the board. Alliance will support such proposals regardless of whether the company is listed on the NYSE.

10)	Majority of Independent Directors on Key Committees	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, Alliance believes that the audit, nominating and compensation committees should be restricted to independent outside directors. Alliance will support such proposals regardless of whether the company is listed on the NYSE.

11)	Separate Chairman and CEO	Case-by-Case

Alliance believes the management and board composition is unique to each company. Proponents of proposals seeking to separate the positions of Chairman and CEO argue that a combined position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position. Therefore, Alliance will evaluate such proposals on a case by case basis.

12)	Separating Auditors and Consultants	Case-by-Case

We generally support the proposition that a company serves its shareholder interests by avoiding potential conflicts of interests that might interfere with an auditor’s independent judgment. Alliance will evaluate on a case-by-case basis proposals that seek to prohibit auditors from performing non-audit services or calling for the Board to adopt a policy to ensure auditor independence, taking into consideration the policies and procedures the company already has in place to ensure auditor independence.

13)	Limit Term of Directorship	Against

Shareholders have proposed limiting the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. Alliance believes that a director’s qualifications, not length of service, should be the only factor considered.

14)	Stock Ownership Requirement	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder. Accordingly, Alliance will oppose these proposals.

15)	Pay Directors Only in Stock	Against

Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder. Further, Alliance believes that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, Alliance will oppose these proposals.

16)	Require Two Candidates for Each Board Seat	Against

Alliance believes that proposals such as these that would require director nominees to set aside time to compete for their directorship are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, Alliance will oppose these proposals.

17)	Rotation of Locale for Annual Meeting	Against

Rotation proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Alliance believes the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of the meeting has been specifically chosen with the intention of disenfranchising shareholders.

B. SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL ISSUES

These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, Alliance will assess these proposals on a case-by-case basis.

Alliance recognizes that the effect of certain polices in a company may be difficult to quantify, but nevertheless they do affect the company’s long term performance. Therefore, Alliance deems it appropriate to take an active role in these matters. Alliance will abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value, unless a particular client has made his wishes known. Alliance will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. Listed below are recent examples of such proposals.

The following issues have been prevalent through the 2002 proxy-voting season:

1) SOCIAL ISSUES

a) Tobacco

There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, and public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking, and from proposals with non-tobacco companies prohibiting them from entering into contracts with tobacco companies, to restaurant operators requesting that the restaurants be smoke-free.

b) Workplace Diversity

Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area.

c) Sweatshops

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor.

d) Animal Testing

These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

e) Genetically Altered or Engineered Food

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals could have immediate negative economic effects on the company.

f) Plant Closings

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff, and that a number of states also have applicable regulations.

g) Bank Lending in Developing Countries

A number of shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. After aggressively selling loans to developing countries through the 1970’s, Western banks found many of their clients unable to repay them on a timely or complete basis. As creditors, the banks have insisted on strict economic belt tightening among debtor countries, often at the price of high inflation, unemployment and social strife. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan loss reserves to cover possible losses, and that this is already reflected in the stock price.

Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

h) Pharmaceutical Pricing

Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

2) ENVIRONMENTAL ISSUES

Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States. Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

a) The CERES Principles

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

b) Nuclear Waste Disposal

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

3) POLITICAL ISSUES

a) Implement the MacBride Principles in Northern Ireland

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the Macbride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the “hassle factor” of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

b) Reports on Corporate and Subcontractor Operations in Northern Ireland

These proposals request that corporate Boards submit a report to shareholders outlining the company’s, or its subcontractors’, labor practices in Northern Ireland. Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate Northern Ireland’s religious tensions.

c) Military Issues

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Proponents believe that both the high U.S. budget deficit make it financially prudent to plan for a future in the civilian field. In addition, many church sponsors of these proposals view weapons production as immoral and believe it should be stopped as soon as possible. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

d) Space Weapons

A number of shareholder resolutions ask companies to provide shareholders with information regarding their development of space based weapons. Proponents of these resolutions point to the effectiveness and cost/benefit analysis of space weapons on profitability to shareholders. They argue that because of the uncertainty of space defense programs, shareholders should have the right to know the extent of current and potential company investment in the area. Opponents of the resolutions maintain that companies merely provide the hardware to implement defense and foreign policies that are adopted by the government.

e) Reporting Political Contributions and Campaign Finance Reform

These shareholder resolutions generally ask for greater disclosure of where a corporation makes political contributions and its position on campaign finance reform. Proponents argue that the mid 1970’s campaign finance reform effort that created PACs (political action committees), has fallen short of correcting the political process. Opponents believe the power of PACs has contributed to the overwhelming reelection of incumbents and the potential for buying influence with the use of “soft money.” By requiring reporting to shareholders, proponents of these shareholder resolutions contend, investors can help police these types of wrongdoings in the political system. Critics of some of the initiatives contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

Exhibit H

Rexiter Capital Management Limited Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Rexiter votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

•	Elections of directors who do not appear to have been remiss

•	in the performance of their oversight responsibilities

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II. Rexiter votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific—ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-”greenmail” provisions

III. Rexiter votes against management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. Rexiter evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, Rexiter uses its discretion in order to maximize shareholder value. Rexiter, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. Rexiter believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Rexiter votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, Rexiter votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. Rexiter votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

•	Proposal asking companies to adopt full tenure holding periods for their executives.

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Exhibit I

Loomis, Sayles & Company, L.P. Proxy Voting Guidelines

1.	THE BOARD OF DIRECTORS

A.	Voting on Director Nominees in Uncontested Elections: Proxies involving routine matters such as election of Directors generally will be voted in favor of management. However, votes on director nominees will examine the following factors to determine if there is good cause to vote against management: long-term corporate performance and stock price; composition of board and key board committees; nominee’s attendance at meetings (past two years); whether a retired CEO sits on the board; and whether the chairman is also serving as CEO. A recommendation by ISS to withhold or vote against a director will typically be followed.

B.	Chairman and CEO are the Same Person: Votes on shareholder proposals that would require the positions of chairman and CEO to be held by different persons will generally be voted in favor of management; however, if the company does not have a lead director or other similar governance structure within its board that acts as an independent counter weight to the chairman and CEO then vote against management.

C.	Majority of Independent Directors: Shareholder proposals that request that the board be comprised of a majority of independent directors should be evaluated on a case-by-case basis.

D.	Independent Audit, Compensation and Nominating Committees: Vote for shareholder proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

E.	Stock Ownership Requirements: Shareholder proposals that request that directors own a minimum amount of company stock should be evaluated on a case-by-case basis, but generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

F.	Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

G.	Director and Officer Indemnification and Liability Protection:

1.	Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

2.	Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3.	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

2.	PROXY CONTESTS

A.	Voting for Director Nominees in Contested Elections: Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

B.	Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	AUDITORS

A.	Ratifying Auditors: Proxies involving routine matters such as ratification of auditors generally will be voted in favor of management. Accordingly, we will vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. The use of the ISS threshold ratio of non-audit fees to audit fees as a determination for ratification will be followed if the total amount of non-audit fees spent is substantial.

4.	PROXY CONTEST DEFENSES

Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis using the following as a guideline:

A.	Board Structure: Staggered vs. Annual Elections:

1.	Vote against proposals to classify or stagger the board.

2.	Vote for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors:

1.	Vote against proposals that provide that directors may be removed only for cause.

2.	Vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting:

1.	Vote against proposals to eliminate cumulative voting.

2.	Vote for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings:

1.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2.	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent:

1.	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.	Vote for proposals to allow or make easier shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board:

1.	Vote for proposals that seek to fix the size of the board.

2.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	TENDER OFFER DEFENSES

Generally,	proposals concerning all tender offer defenses should be evaluated on a case-by-case basis, using the following as a guide.

A.	Poison Pills:

1.	Vote for shareholder proposals that ask a company to submit its — poison pill for shareholder ratification.

2.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

3.	Review on a case-by-case basis management proposals to ratify a poison pill.

B.	Fair Price Provisions:

1.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.	Greenmail:

1.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights:

1.	Vote against dual class exchange offers.

2.	Vote against dual class recapitalizations.

E.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws:

1.	Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers:

1.	Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G.	White Squire Placements:

1.	Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

6.	MISCELLANEOUS GOVERNANCE PROVISIONS

A.	Confidential Voting:

1.	Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	Vote for management proposals to adopt confidential voting.

B.	Charitable Contributions: Vote against shareholder proposals regarding charitable contributions.

C.	Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

D.	Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

7.	CAPITAL STRUCTURE

A.	Common Stock Authorization:

1.	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

2.	Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.	Stock Distributions: Splits and Dividends: Review on a case-by-case basis proposals to increase common share authorization for a stock split, but generally vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.	Reverse Stock Splits: Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.	Blank Check Preferred Authorization:

1.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

2.	Vote against proposals that would authorize the creation of new ‘~ classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

3.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Shareholder Proposals Regarding Blank Check Preferred, Stock: Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

G.	Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

H.	Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8.	EXECUTIVE AND DIRECTOR COMPENSATION

Votes	with respect to compensation plans should be determined on a case-by-case basis using the following as a guide:

A.	Stock Option Plans:

1.	Vote against plans which expressly permit repricing of underwater options.

2.	Vote against proposals to make all stock options performance based.

3.	Vote against stock option plans that could result in an earnings dilution above the company specific cap promulgated by ISS.

B.	Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

C.	401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

D.	Shareholder Proposals to Limit Executive and Director Pay:

1.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

2.	Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

E.	Golden and Tin Parachutes:

1.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

2.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

F.	OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

1.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.	Note for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

3.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

4.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

9.	STATE OF INCORPORATION

A.	Voting on State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals: Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

10.	MERGERS AND CORPORATE RESTRUCTURINGS

Proposals	on this type of matter should typically be reviewed with the analyst following the company before any vote is cast.

A.	Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

C.	Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name: Vote for changing the corporate name.

11.	MUTUAL FUND PROXIES

A.	Election of Trustees: Votes on trustee nominees should be evaluated on a case-by-case basis.

B.	Investment Advisory Agreement: Votes on investment advisory agreements should be evaluated on a case-by-case basis.

C.	Fundamental Investment Restrictions: Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

D.	Distribution Agreements: Votes on distribution agreements should be evaluated on a case-by-basis.

12.	SOCIAL AND ENVIRONMENTAL ISSUES

Proxies	involving social and environmental issues, such as those set forth below, generally will be voted in favor of management.

A.	Energy and Environment: Proposals that request companies to file the CERES Principles.

B.	Northern Ireland: Proposals pertaining to the MacBride Principles.

C.	Military Business: Proposals on defense issues.

D.	Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

E.	Third World Debt Crisis: Proposals dealing with third world debt.

F.	Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

G.	Animal Rights: Proposals that deal with animal rights.

H.	Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

I.	Human Resources Issues: Proposals regarding human resources issues.

13.	CONCLUSION

The Proxy Committee shall meet annually to review the Proxy Voting Policy and make any changes its members deem necessary.